UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-03363

Exact name of registrant as specified in charter:	Delaware Group® Limited-Term
Government Funds

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2013

Item 1. Reports to Stockholders

Annual report

Fixed income mutual fund

Delaware Limited-Term Diversified Income Fund

December 31, 2013

Carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus and its summary prospectus, which may be obtained by visiting delawareinvestments.com or calling 800 523-1918. Investors should read the prospectus and the summary prospectus carefully before investing.

You can obtain shareholder reports and prospectuses online instead of in the mail.

Visit delawareinvestments.com/edelivery.

Experience Delaware Investments

Delaware Investments is committed to the pursuit of consistently superior asset management and unparalleled client service. We believe in our investment processes, which seek to deliver consistent results, and in convenient services that help add value for our clients.

If you are interested in learning more about creating an investment plan, contact your financial advisor.

You can learn more about Delaware Investments or obtain a prospectus for Delaware Limited-Term Diversified Income Fund at delawareinvestments.com.

Manage your investments online

•	24-hour access to your account information
•	Obtain share prices
•	Check your account balance and recent transactions
•	Request statements or literature
•	Make purchases and redemptions

Delaware Management Holdings, Inc. and its subsidiaries (collectively known by the marketing name of Delaware Investments) are wholly owned subsidiaries of Macquarie Group Limited, a global provider of banking, financial, advisory, investment and funds management services.

Investments in Delaware Limited-Term Diversified Income Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46008583542 and its holding companies, including their subsidiaries or related companies (Macquarie Group), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Unless otherwise noted, views expressed herein are current as of Dec. 31, 2013, and subject to change.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s distributor, Delaware Distributors, L.P. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

©2014 Delaware Management Holdings, Inc.

All third-party marks cited are the property of their respective owners.

Portfolio management review Delaware Limited-Term Diversified Income Fund	January 7, 2014

Performance preview (for the year ended December 31, 2013)

Delaware Limited-Term Diversified Income Fund (Class A shares)	1-year return	-1.81%
Barclays 1–3 Year U.S. Government/Credit Index (benchmark)	1-year return	+0.64%

Past performance does not guarantee future results.

For complete, annualized performance for Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

The performance of Class A shares excludes the applicable sales charge and reflects the reinvestment of all distributions. Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Choppy conditions characterized global bond markets during the Fund’s fiscal year ended Dec. 31, 2013, with uneven moves across the yield curve and across fixed income sectors.

From January through April 2013, interest rates were relatively stable as investors discounted a prolonged period of Federal Reserve benevolence amid a still-weak economy. In May, however, the Fed surprised investors by intimating that the central bank would end its third round of bond purchases (known as quantitative easing, or QE) sooner rather than later.

Investors took the announcement as a sign that policy makers were increasingly confident about the economy, and interest rates shot higher across the yield curve, only to fall a bit after Sept. 18, when the Fed declined to scale back. The mini-rally lasted only several weeks, however, as rates again reversed course and headed higher, driven by improved economic data.

While interest rates were volatile, their overall rise during the Fund’s fiscal year was significant. Yields on 2-year Treasurys rose by 15 basis points, while 5-year yields jumped by more than 100 basis points. (One basis point equals 1/100 of one percent.)

Fund performance

For the fiscal year ended Dec. 31, 2013, Delaware Limited-Term Diversified Income Fund declined by 1.81% for Class A shares at net asset value and by 4.51% at maximum offer price (both figures reflect all distributions reinvested). For the same period, the Barclays 1–3 Year U.S. Government/ Credit Index gained 0.64%. For complete, annualized performance of Delaware Limited-Term Diversified Income Fund, please see the table on page 4.

The bulk of the Fund’s underperformance occurred because of exposure to duration risk during the roughly two-month period that followed the Fed’s comments in May 2013. Mortgage-backed securities (MBS) — a major sector of the U.S. fixed income market and an area in which the Fund had a significant allocation — were particularly hard hit during this period. (The Fund’s benchmark does not include mortgage bonds.)

As the fiscal year began, the Fund selectively employed three types of derivatives intended to hedge risks: foreign exchange forwards (or “FX forwards”), credit default swaps, and futures contracts. We believe this cautious approach complemented the objectives of the Fund’s shareholders, even if the purchase of volatility protection turned out to be a detractor from relative performance. Brief notes on each:

•

FX forwards are contracts that hedge foreign currency risk. Early in the period, we purchased them due to ongoing volatility in overseas debt markets. Eventually, such currency hedging became unnecessary, because we sold all non-dollar-denominated bonds in the Fund’s

Portfolio management review Delaware Limited-Term Diversified Income Fund portfolio (due to unwelcome volatility). During the course of the fiscal year, FX forwards averaged about 1.25% of Fund assets and detracted slightly from relative performance.

•	Credit default swaps are vehicles that offer protection against defaults by bond issuers. We used them as protection against the possibility of defaults by bond issuers in the European financial-services industry. During the full fiscal year, credit swaps averaged just less than 1% of Fund assets, and they negatively affected the Fund’s performance by less than 50 basis points. As with FX forwards, credit default swaps became unnecessary when we eventually liquidated all non-dollar bond holdings; as such, the Fund ended the fiscal year with no credit default swaps in its portfolio. While the purchase of protection against bond defaults proved unnecessary, we nonetheless believe the strategy was wise, considering the unstable nature of international debt markets.

•	The Fund used financial futures linked to U.S. Treasury securities to reduce the portfolio’s average duration (a measure of sensitivity to changes in interest rates). This was especially true as yields became volatile during the second half of the fiscal period.

The Fund’s exposure to corporate bonds provides an example of how futures were employed:

The Fund’s investments in corporate bonds were concentrated in bonds that had 3- to 5-year maturities, which were somewhat longer than the corresponding maturities within the Fund’s benchmark index. The rise in rates that followed the Fed’s “taper talk” caused those securities to sharply underperform. We therefore employed financial futures to defend against further underperformance, a move that helped the Fund outperform its benchmark during the final months of the fiscal year.

Overall, the Fund’s exposure to financial futures averaged about 1.5% of assets during the fiscal year. This position detracted from the Fund’s relative performance by approximately 51 basis points. As with FX forwards and credit default swap baskets, we do not view the use of financial futures as inappropriate. In the context of a still-fragile global financial system and looming normalization of monetary policy in the United States, we emphasize again the aptness of this strategy.

Over the full fiscal period, other sources of underperformance included the Fund’s exposure to international bonds (and related derivatives), as well as MBS. Conversely, the Fund’s allocation to credit sectors generated solid outperformance, as did individual security selection within investment grade bonds.

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Performance summary
Delaware Limited-Term Diversified Income Fund	December 31, 2013

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please obtain the performance data current for the most recent month end by calling 800 523-1918 or visiting our website at delawareinvestments.com/performance. Current performance may be lower or higher than the performance data quoted.

Fund and benchmark performance[1,2]	Average annual total returns through December 31, 2013
	1 year	5 years	10 years
Class A (Est. Nov. 24, 1985)
Excluding sales charge	-1.81%	+3.90%	+3.58%
Including sales charge	-4.51%	+3.32%	+3.30%
Class B (Est. May 2, 1994)
Excluding sales charge	-1.99%	+3.16%	+3.14%
Including sales charge	-3.92%	+3.16%	+3.14%
Class C (Est. Nov. 28, 1995)
Excluding sales charge	-2.75%	+3.00%	+2.69%
Including sales charge	-3.72%	+3.00%	+2.69%
Class R (Est. June 2, 2003)
Excluding sales charge	-2.16%	+3.54%	+3.19%
Including sales charge	-2.16%	+3.54%	+3.19%
Institutional Class (Est. June 1, 1992)
Excluding sales charge	-1.66%	+4.06%	+3.74%
Including sales charge	-1.66%	+4.06%	+3.74%
Barclays 1–3 Year U.S. Government/Credit Index	+0.64%	+2.02%	+2.91%

1 Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund performance” chart. The current expenses for each class are listed on the “Fund expense ratios” table on page 6. Performance would have been lower had expense limitations not been in effect.

Class A shares are sold with a maximum front-end sales charge of 2.75%, and have an annual distribution and service fee of 0.25% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from April 30, 2013 through April 30, 2014. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges as described in the prospectus. Please see the prospectus for additional information on Class B shares. Class B shares have a contingent deferred sales charge that declines from 2.00% to zero depending on the period of time the shares are held. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets. This fee has been contractually limited to 0.15% of average daily net assets from March 1, 2013, through Feb. 28, 2014. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Ten-year performance figures for Class B shares reflect conversion to Class A shares after approximately five years.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1.00% of average daily net assets.

Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

Class R shares are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.50% of average daily net assets. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.60% of the average daily net assets. This fee was contractually limited to 0.50% of average daily net assets from Jan. 1, 2013 to Oct. 1, 2013.

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The “Fund performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a fixed income security that is held by the Fund may be prepaid prior to maturity, potentially forcing the Fund to reinvest that money at a lower interest rate.

High yielding, noninvestment grade bonds (junk bonds) involve higher risk than investment grade bonds. The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

International investments entail risks not ordinarily associated with U.S. investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations.

Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

Diversification may not protect against market risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivative transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Performance summary Delaware Limited-Term Diversified Income Fund

The Fund may experience portfolio turnover in

excess of 100%, which could result in higher

transaction costs and tax liability.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the following “Fund expense ratios” table.

Fund expense ratios	Class A	Class B	Class C	Class R	Institutional Class
Total annual operating expenses (without fee waivers)	0.91%	1.66%	1.66%	1.16%	0.66%
Net expenses (including fee waivers, if any)	0.81%	0.81%	1.66%	1.16%	0.66%
Type of waiver	Contractual	Contractual	n/a	n/a	n/a

Performance of a $10,000 investment1

Average annual total returns from Dec. 31, 2003, through Dec. 31, 2013

For period beginning Dec. 31, 2003, through Dec. 31, 2013	Starting value	Ending value
Delaware Limited-Term Diversified Income Fund — Class A shares	$9,725	$13,821
Barclays 1–3 Year U.S. Government/Credit Index	$10,000	$13,321

1 The Performance of a $10,000 investment graph assumes $10,000 invested in Class A shares of the Fund on Dec. 31, 2003, and includes the effect of a 2.75% front-end sales charge and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect.

Current expenses are listed in the “Fund expense ratios table above. Please note additional details on pages 4 through 7.

The chart also assumes $10,000 invested in the Barclays 1–3 Year U.S. Government/Credit Index as of Dec. 31, 2003. The Barclays 1–3 Year U.S.

Government/Credit Index is a market value-weighted index of government fixed-rate debt securities and investment grade U.S. and foreign fixed-rate debt securities with average maturities of one to three years.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

	Nasdaq symbols	CUSIPs
Class A	DTRIX	245912308
Class B	DTIBX	245912605
Class C	DTICX	245912704
Class R	DLTRX	245912803
Institutional Class	DTINX	245912506

Disclosure of Fund expenses For the six-month period from July 1, 2013 to December 31, 2013 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2013 to Dec. 31, 2013.

Actual expenses

The first section of the table shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second section of the table shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund’s expenses shown in the table reflect fee waivers in effect. The expenses shown in the table assume reinvestment of all dividends and distributions.

Delaware Limited-Term Diversified Income Fund

Expense analysis of an investment of $1,000

	Beginning Account Value 7/1/13	Ending Account Value 12/31/13	Annualized Expense Ratio	Expenses Paid During Period 7/1/13 to 12/31/13*
Actual Fund return†
Class A	$1,000.00	$1,005.70	0.81%	$4.09
Class B	1,000.00	1,006.80	0.88%	4.45
Class C	1,000.00	1,001.40	1.66%	8.37
Class R	1,000.00	1,003.90	1.16%	5.86
Institutional Class	1,000.00	1,007.60	0.66%	3.34
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,021.12	0.81%	$4.13
Class B	1,000.00	1,020.77	0.88%	4.48
Class C	1,000.00	1,016.84	1.66%	8.44
Class R	1,000.00	1,019.36	1.16%	5.90
Institutional Class	1,000.00	1,021.88	0.66%	3.36
*	“Expenses Paid During Period” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†	Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

Security type/sector allocation
Delaware Limited-Term Diversified Income Fund	As of December 31, 2013 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Security type / sector	Percentage of net assets
Agency Asset-Backed Securities	0.02%
Agency Collateralized Mortgage Obligations	2.51%
Agency Mortgage-Backed Securities	11.00%
Collateralized Debt Obligations	2.05%
Commercial Mortgage-Backed Securities	0.67%
Convertible Bonds	1.14%
Corporate Bonds	41.66%
Banking	7.43%
Basic Industry	2.15%
Brokerage	0.49%
Capital Goods	1.45%
Communications	4.06%
Consumer Cyclical	5.34%
Consumer Non-Cyclical	5.57%
Electric	2.00%
Energy	2.54%
Finance Companies	0.87%
Financial Services	0.35%
Healthcare	0.30%
Industrial	0.49%
Insurance	1.77%
Media	0.15%
Natural Gas	2.14%
REITs	0.10%
Services	0.15%
Technology	2.76%
Technology & Electronics	0.17%
Telecommunications	0.28%
Transportation	0.98%
Utility	0.12%
Municipal Bond	0.28%
Non-Agency Asset-Backed Securities	37.53%
Non-Agency Collateralized Mortgage Obligations	0.19%
Senior Secured Loans	0.63%
Short-Term Investments	7.17%
Total Value of Securities	104.85%

Security type / sector	Percentage of net assets
Liabilities Net of Receivables and Other Assets	(4.85%)
Total Net Assets	100.00%

Schedule of investments
Delaware Limited-Term Diversified Income Fund	December 31, 2013

	Principal amount°	Value (U.S. $)

Agency Asset-Backed Securities – 0.02%

Fannie Mae Grantor Trust
Series 2003-T4 2A5 5.407% 9/26/33•	213,201	$233,838
Fannie Mae Whole Loan
Series 2001-W2 AS5 6.473% 10/25/31•	3,904	4,114
Freddie Mac Structured Pass Through Securities
Series T-30 A5 7.79% 12/25/30¿•	5,652	5,620
SLM Student Loan Trust
Series 2004-4 A4 0.368% 1/25/19•	5,394	5,377

Total Agency Asset-Backed Securities (cost $226,745)		248,949

Agency Collateralized Mortgage Obligations – 2.51%

E.F. Hutton Trust III
Series 1 A 0.996% 10/25/17•	1,261	1,261
Fannie Mae Grantor Trust
Series 2001-T5 A2 6.991% 2/19/30•	41,529	47,393
Series 2002-T1 A2 7.00% 11/25/31	96,959	113,364
Fannie Mae REMICs
Series 2002-90 A1 6.50% 6/25/42	1,213	1,395
Series 2002-W1 2A 6.68% 2/25/42•	120,722	140,348
Series 2003-32 PH 5.50% 3/25/32	477	477
Series 2003-52 NA 4.00% 6/25/23	218,207	232,416
Series 2003-120 BL 3.50% 12/25/18	755,981	788,897
Series 2004-36 FA 0.565% 5/25/34•	530,780	529,086
Series 2004-49 EB 5.00% 7/25/24	64,933	71,454
Series 2005-66 FD 0.465% 7/25/35•	2,260,066	2,258,021
Series 2005-110 MB 5.50% 9/25/35	27,399	29,546
Series 2006-105 FB 0.585% 11/25/36•	182,540	182,968
Series 2010-29 PA 4.50% 10/25/38	220,503	226,113
Series 2010-75 NA 4.00% 9/25/28	785,095	816,813
Series 2011-88 AB 2.50% 9/25/26	393,120	402,960
Series 2011-105 FP 0.565% 6/25/41•	4,224,242	4,200,607
Series 2011-113 MC 4.00% 12/25/40	520,497	531,586
Freddie Mac REMICs
Series 2901 CA 4.50% 11/15/19	290,608	306,754
Series 2931 GC 5.00% 1/15/34	152,106	158,212
Series 3016 FL 0.557% 8/15/35•	255,696	255,802
Series 3027 DE 5.00% 9/15/25	67,276	73,512
Series 3067 FA 0.517% 11/15/35•	5,308,041	5,310,398
Series 3173 PE 6.00% 4/15/35	8,114	8,206
Series 3232 KF 0.617% 10/15/36•	177,260	177,591
Series 3241 FM 0.547% 11/15/36•	65,856	65,943
Series 3297 BF 0.407% 4/15/37•	1,589,135	1,586,794
Series 3316 FB 0.467% 8/15/35•	291,480	290,773

	Principal amount°	Value (U.S. $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 3416 GK 4.00% 7/15/22	1,503	$1,540
Series 3581 PE 4.50% 1/15/39	6,438,994	6,801,555
Series 3737 NA 3.50% 6/15/25	290,011	302,649
Series 3780 LF 0.567% 3/15/29•	985,367	986,736
Series 3800 AF 0.667% 2/15/41•	3,510,925	3,527,185
Series 3803 TF 0.567% 11/15/28•	887,518	893,221
Series 4163 CW 3.50% 4/15/40	4,461,865	4,594,083
Freddie Mac Structured Pass Through Securities
Series T-42 A5 7.50% 2/25/42¿	49,767	58,076
Series T-54 2A 6.50% 2/25/43¿	1,142	1,330
Series T-58 2A 6.50% 9/25/43¿	822,750	921,646
Series T-60 1A4C 4.803% 3/25/44¿•	432,458	435,666

Total Agency Collateralized Mortgage Obligations (cost $37,252,596)		37,332,377

Agency Mortgage-Backed Securities – 11.00%

Fannie Mae
4.00% 9/1/20	4,625,961	4,914,850
6.50% 8/1/17	46,189	51,019
9.00% 11/1/15	35,768	37,342
10.00% 10/1/30	100,327	113,438
10.50% 6/1/30	26,567	27,280
Fannie Mae ARM
2.235% 9/1/38•	2,503,396	2,660,992
2.287% 12/1/33•	168,918	176,650
2.305% 8/1/34•	190,357	201,508
2.36% 3/1/38•	9,916	10,480
2.395% 11/1/35•	608,140	642,623
2.44% 11/1/35•	67,992	71,885
2.452% 4/1/36•	58,723	62,879
2.456% 8/1/36•	55,255	59,176
2.49% 7/1/36•	165,651	178,919
2.499% 6/1/36•	252,591	272,982
2.518% 7/1/36•	119,090	129,288
2.527% 6/1/34•	122,378	129,505
2.556% 4/1/36•	7,416	7,920
2.592% 4/1/36•	775,671	820,219
3.459% 1/1/41•	294,879	305,664
3.567% 11/1/39•	452,955	483,463
4.543% 11/1/39•	3,146,966	3,356,334
5.143% 8/1/35•	38,370	41,160
Fannie Mae FHAVA
7.50% 3/1/25	3,004	3,013

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae FHAVA
10.00% 1/1/19	37,131	$37,827
Fannie Mae S.F. 15 yr
3.00% 11/1/27	49,958	51,077
3.50% 12/1/25	446,823	467,568
3.50% 2/1/26	2,154,582	2,254,462
3.50% 11/1/27	358,043	374,846
4.00% 11/1/25	13,745,253	14,650,112
4.50% 9/1/20	1,897,487	2,019,967
5.00% 9/1/18	194,125	206,820
5.00% 10/1/18	2,304	2,454
5.00% 2/1/19	4,515	4,838
5.00% 5/1/21	24,156	25,867
5.00% 9/1/25	18,116,023	19,555,334
5.50% 1/1/23	13,714	15,045
5.50% 4/1/23	47,369	51,959
6.00% 3/1/18	1,068,133	1,123,544
6.00% 8/1/22	41,358	45,041
7.00% 11/1/14	38	38
8.00% 10/1/16	46,826	48,791
Fannie Mae S.F. 15 yr TBA
3.00% 2/1/28	36,116,000	36,772,015
3.50% 2/1/28	19,103,000	19,926,072
Fannie Mae S.F. 20 yr
5.50% 12/1/29	171,478	188,978
6.00% 9/1/29	655,325	731,474
6.50% 2/1/22	93,125	103,574
Fannie Mae S.F. 30 yr
4.00% 11/1/40	533,461	549,506
4.00% 9/1/41	367,017	378,100
4.00% 1/1/43	1,108,107	1,141,368
4.50% 7/1/36	415,029	439,871
4.50% 11/1/40	1,161,435	1,230,950
4.50% 2/1/41	574,009	608,448
4.50% 3/1/41	1,615,229	1,711,846
4.50% 5/1/41	392,820	417,594
5.00% 4/1/33	419,874	457,560
5.00% 3/1/34	6,084	6,627
6.00% 9/1/34	456	511
6.00% 11/1/34	1,334	1,477
6.00% 4/1/36	10,123	11,256
6.00% 12/1/36	833,803	927,553
6.00% 2/1/37	195,885	217,281

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
6.50% 6/1/29	1,623	$1,805
6.50% 1/1/34	2,531	2,862
6.50% 4/1/36	4,491	4,995
6.50% 6/1/36	11,438	12,715
6.50% 10/1/36	9,627	10,746
6.50% 8/1/37	2,494	2,777
7.00% 12/1/34	2,026	2,294
7.00% 12/1/35	1,858	2,094
7.00% 4/1/37	1,012,792	1,131,108
7.00% 12/1/37	8,400	9,478
7.50% 6/1/31	1,108	1,317
7.50% 11/1/31	10,224	11,656
7.50% 4/1/32	574	657
7.50% 5/1/33	1,343	1,368
7.50% 6/1/34	730	839
8.00% 11/1/21	276	306
8.00% 7/1/23	1,525	1,582
8.00% 5/1/24	71,207	79,100
9.00% 8/1/22	67,570	74,002
9.25% 6/1/16	2,975	2,987
9.25% 8/1/16	14,199	14,259
10.00% 2/1/25	132,045	146,889
11.00% 8/1/20	5,310	5,381
Fannie Mae S.F. 30 yr TBA
4.00% 2/1/43	1,877,000	1,926,271
4.50% 2/1/43	11,593,000	12,245,560
Freddie Mac
6.00% 1/1/17	4,027	4,061
6.50% 3/1/16	197,984	206,079
Freddie Mac ARM
2.265% 10/1/36•	9,137	9,786
2.349% 4/1/33•	93,351	94,041
2.357% 2/1/37•	8,255	8,886
2.383% 2/1/35•	138,167	146,041
2.464% 4/1/34•	27,985	29,582
2.499% 7/1/36•	64,850	69,261
2.635% 7/1/38•	1,908,497	2,022,661
5.007% 8/1/38•	50,879	52,967
5.829% 6/1/37•	382,292	406,958
6.18% 10/1/37•	493,346	523,583
Freddie Mac S.F. 15 yr
5.00% 6/1/18	1,293	1,369

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 15 yr
5.00% 4/1/20	179,756	$190,350
5.00% 12/1/22	31,698	34,231
8.00% 7/1/16	15,609	16,201
Freddie Mac S.F. 30 yr
4.00% 11/1/40	83,895	86,210
4.50% 10/1/39	1,615,151	1,710,682
4.50% 10/1/43	478,802	510,828
6.00% 2/1/36	3,565,131	3,974,575
6.00% 8/1/38	5,247,429	5,837,608
7.00% 11/1/33	731	837
8.00% 5/1/31	81,587	93,259
9.00% 9/1/30	83,440	91,471
11.00% 5/1/20	2,067	2,369
11.50% 6/1/15	1,674	1,691
11.50% 8/1/15	860	864
11.50% 2/1/16	7,479	7,554
11.50% 3/1/16	4,038	4,081
Freddie Mac S.F. 30 yr TBA
5.50% 2/1/43	6,916,000	7,549,246
GNMA I S.F. 15 yr
6.00% 1/15/22	2,343,093	2,530,020
GNMA I S.F. 30 yr
7.50% 12/15/23	53,252	61,417
7.50% 12/15/31	83,642	97,948
7.50% 1/15/32	1,746	2,081
8.00% 6/15/30	7,677	8,020
9.00% 5/15/16	2,827	2,839
9.00% 8/15/16	478	511
9.00% 9/15/16	1,515	1,544
9.00% 2/15/17	1,871	1,880
9.50% 12/15/16	1,808	1,929
9.50% 8/15/17	662	665
11.00% 10/15/15	21	22
11.00% 11/15/15	1,738	1,748
11.00% 1/15/16	1,256	1,282
11.00% 2/15/16	9,668	9,724
11.00% 9/15/16	556	559
11.00% 12/15/17	5,441	5,474
11.00% 4/15/19	4,267	4,293
11.00% 5/15/19	2,427	2,474
11.00% 6/15/19	13,418	13,729
11.00% 8/15/19	5,838	6,236

	Principal amount°	Value (U.S. $)

Agency Mortgage-Backed Securities (continued)

GNMA II GPM 30 yr
9.75% 12/20/16	4,403	$4,425
9.75% 9/20/17	4,001	4,021
GNMA II S.F. 30 yr
9.50% 11/20/20	999	1,021
9.50% 9/20/21	10,193	11,605
9.50% 10/20/21	27,890	31,877
9.50% 11/20/21	25,465	29,011
10.50% 6/20/20	1,587	1,596
11.00% 9/20/15	7,026	7,127
11.00% 10/20/15	841	855
11.50% 1/20/18	7,812	8,442
11.50% 8/20/18	10,470	10,536
12.00% 4/20/14	13	13
12.00% 7/20/14	65	65
12.00% 8/20/14	172	172
12.00% 2/20/15	214	215
12.00% 4/20/15	946	951
12.00% 5/20/15	243	244
12.00% 7/20/15	178	179
12.00% 8/20/15	1,618	1,627
12.00% 9/20/15	2,954	3,003
12.00% 10/20/15	3,754	3,819

Total Agency Mortgage-Backed Securities (cost $163,126,320)		163,771,819

Collateralized Debt Obligations – 2.05%

Avenue CLO II
Series 2005-2A A1L 144A 0.496% 10/30/17#•	4,195,634	4,181,285
Ballyrock CLO 2006-1
Series 2006-1A A 144A 0.458% 8/28/19#•	3,107,864	3,102,705
Blue Hill CLO
Series 2013-1A X 144A 1.287% 1/15/17#•	3,750,000	3,750,000
CIFC Funding 2013-IV
Series 2013-4A X 144A 1.256% 11/27/24#•	4,000,000	4,000,000
Duane Street CLO I
Series 2005-1A B 144A 0.689% 11/8/17#•	2,204,000	2,190,048
GSC Partners Fund VII
Series 2006-7A B 144A 0.788% 5/25/20#•	3,093,245	3,079,295
KKR Financial CLO 2005-1
Series 2005-1A A1 144A 0.508% 4/26/17#•	2,661,314	2,652,856
Northwoods Capital
Series 2013-10A X 144A 1.295% 11/4/16#•	2,500,000	2,500,000

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Collateralized Debt Obligations (continued)

Sound Point CLO
Series 2013-3A X 144A 1.282% 1/21/26#•	5,000,000	$5,000,000

Total Collateralized Debt Obligations (cost $30,433,436)		30,456,189

Commercial Mortgage-Backed Securities – 0.67%

Commercial Mortgage Pass Through Certificates
Series 2005-C6 A5A 5.116% 6/10/44¿•	990,000	1,041,130
Credit Suisse Commercial Mortgage Trust
Series 2006-C1 AAB 5.465% 2/15/39•	59,571	60,788
DB-UBS Mortgage Trust
Series 2011-LC1A A3 144A 5.002% 11/10/46#	1,360,000	1,500,260
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38•	3,473,350	3,508,143
Goldman Sachs Mortgage Securities Trust
Series 2006-GG6 A4 5.553% 4/10/38•	1,160,000	1,249,094
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-LDP5 A4 5.20% 12/15/44•	1,625,000	1,731,335
Merrill Lynch Mortgage Trust
Series 2005-CIP1 A2 4.96% 7/12/38	343,399	343,695
WF-RBS Commercial Mortgage Trust
Series 2013-C14 A5 3.337% 6/15/46	635,000	610,116

Total Commercial Mortgage-Backed Securities (cost $9,649,348)		10,044,561

Convertible Bonds – 1.14%

Chesapeake Energy 2.25% exercise price $85.40,
expiration date 12/14/38	1,000,000	937,500
Clearwire Communications 144A 8.25% exercise price
$141.24, expiration date 11/30/40#	450,000	519,750
Leap Wireless International 4.50% exercise price $93.21,
expiration date 7/10/14	15,261,000	15,528,068

Total Convertible Bonds (cost $16,945,097)		16,985,318

Corporate Bonds – 41.66%

Banking – 7.43%
Abbey National Treasury Services 3.05% 8/23/18	2,195,000	2,257,863
Bank Nederlandse Gemeenten 144A 1.75% 10/6/15#	2,000	2,045
Bank of America
2.60% 1/15/19	2,470,000	2,483,815
3.875% 3/22/17	2,975,000	3,177,684
Bank of Montreal 2.375% 1/25/19	4,580,000	4,572,154
BB&T 5.20% 12/23/15	6,410,000	6,929,345
BBVA International Preferred SAU 5.919% 4/29/49•	500,000	483,750
BBVA U.S. Senior 4.664% 10/9/15	2,005,000	2,108,711

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Banking (continued)
Branch Banking & Trust 0.564% 9/13/16•	9,975,000	$9,908,497
Fifth Third Bancorp 4.30% 1/16/24	1,155,000	1,133,534
HBOS 144A 6.75% 5/21/18#	500,000	568,064
HBOS Capital Funding 144A 6.071% 6/29/49#•	24,165,000	24,195,206
JPMorgan Chase Bank 0.574% 6/13/16•	1,750,000	1,741,859
KeyBank 5.45% 3/3/16	6,050,000	6,587,385
KeyCorp 2.30% 12/13/18	1,570,000	1,560,421
Morgan Stanley
4.10% 5/22/23	4,950,000	4,799,574
5.00% 11/24/25	1,815,000	1,824,480
Northern Trust 3.95% 10/30/25	1,135,000	1,108,635
PNC Financial Services Group 4.459% 5/29/49•	1,170,000	1,172,925
Santander Holdings USA
3.00% 9/24/15	2,505,000	2,587,878
4.625% 4/19/16	2,090,000	2,229,898
State Street 3.10% 5/15/23	1,580,000	1,472,032
SunTrust Bank
0.528% 8/24/15•	1,310,000	1,299,720
2.35% 11/1/18	3,850,000	3,833,949
Union Bank 2.625% 9/26/18	3,460,000	3,525,958
USB Capital IX 3.50% 10/29/49•	6,960,000	5,463,600
USB Realty 144A 1.391% 12/29/49#•	400,000	372,000
Wells Fargo 2.15% 1/15/19	6,580,000	6,567,176
Wells Fargo Bank 0.448% 5/16/16•	1,825,000	1,809,011
Zions Bancorp
4.50% 3/27/17	2,325,000	2,463,623
4.50% 6/13/23	1,680,000	1,640,693
7.75% 9/23/14	685,000	715,621

		110,597,106

Basic Industry – 2.15%
Barrick Gold 4.10% 5/1/23	2,215,000	2,005,900
Cemex Espana Luxembourg 144A 9.25% 5/12/20#	1,000,000	1,102,500
CF Industries 6.875% 5/1/18	7,410,000	8,602,402
CONSOL Energy 8.25% 4/1/20	1,000,000	1,087,500
Freeport-McMoRan Copper & Gold 3.875% 3/15/23	1,055,000	999,554
Georgia-Pacific 144A 5.40% 11/1/20#	5,750,000	6,433,756
Glencore Funding 144A 2.50% 1/15/19#	950,000	920,979
HD Supply 11.50% 7/15/20	1,000,000	1,196,250
Headwaters 144A 7.25% 1/15/19#	750,000	774,375
International Paper
5.25% 4/1/16	550,000	595,475
7.50% 8/15/21	3,000,000	3,683,211

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Basic Industry (continued)
LSB Industries 144A 7.75% 8/1/19#	1,000,000	$1,055,000
Mosaic 4.25% 11/15/23	2,350,000	2,325,482
Plains Exploration & Production 6.50% 11/15/20	705,000	778,932
Wise Metals Group 144A 8.75% 12/15/18#	500,000	528,750

		32,090,066

Brokerage – 0.49%
Jefferies Group
5.125% 1/20/23	2,415,000	2,447,083
5.875% 6/8/14	2,805,000	2,868,421
Lazard Group 6.85% 6/15/17	1,762,000	1,988,209

		7,303,713

Capital Goods – 1.45%
Beverage Packaging Holdings Luxembourg II 144A
6.00% 6/15/17#	200,000	203,000
Crane 2.75% 12/15/18	1,805,000	1,798,262
Ingersoll-Rand Global Holding 144A 2.875% 1/15/19#	4,630,000	4,568,759
John Deere Capital 1.70% 1/15/20	14,000,000	13,202,238
Reynolds Group Issuer 9.00% 4/15/19	1,000,000	1,077,500
TransDigm 7.75% 12/15/18	750,000	808,125

		21,657,884

Communications – 4.06%
American Tower Trust I 144A 1.551% 3/15/43#	3,775,000	3,689,681
AT&T 2.375% 11/27/18	2,040,000	2,044,100
CC Holdings GS V 3.849% 4/15/23	3,000,000	2,813,691
Cox Communications 144A 3.25% 12/15/22#	2,210,000	2,003,595
Crown Castle Towers 144A 3.214% 8/15/15#	2,790,000	2,845,683
Interpublic Group 2.25% 11/15/17	1,600,000	1,578,858
Rogers Communications 7.50% 3/15/15	5,960,000	6,442,700
SBA Tower Trust 144A 2.24% 4/16/18#	1,995,000	1,966,857
SES 144A 3.60% 4/4/23#	4,111,000	3,854,823
Telefonica Emisiones 3.192% 4/27/18	2,000,000	2,038,880
Thomson Reuters 4.30% 11/23/23	1,730,000	1,740,916
Time Warner Cable
5.85% 5/1/17	9,300,000	10,151,201
7.50% 4/1/14	2,705,000	2,750,079
8.25% 2/14/14	1,510,000	1,523,009
Verizon Communications
4.50% 9/15/20	3,165,000	3,393,257
5.15% 9/15/23	5,425,000	5,835,965
Virgin Media Secured Finance 6.50% 1/15/18	5,500,000	5,713,125

		60,386,420

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Cyclical – 5.34%
CVS Caremark 2.25% 12/5/18	8,960,000	$8,967,768
Daimler Finance North America 144A 1.875% 1/11/18#	7,370,000	7,266,754
Dollar General 4.125% 7/15/17	650,000	690,687
Ford Motor Credit
3.00% 6/12/17	1,000,000	1,040,168
4.25% 2/3/17	1,800,000	1,937,790
5.00% 5/15/18	5,055,000	5,636,381
General Motors 144A 3.50% 10/2/18#	1,665,000	1,710,788
Home Depot 2.25% 9/10/18	6,675,000	6,774,177
Host Hotels & Resorts 3.75% 10/15/23	1,365,000	1,268,144
Hyundai Capital America
144A 2.125% 10/2/17#	255,000	253,483
144A 4.00% 6/8/17#	2,170,000	2,286,707
International Game Technology 5.35% 10/15/23	3,110,000	3,207,971
Lowe’s 1.625% 4/15/17	7,610,000	7,589,095
Marriott International 3.375% 10/15/20	1,460,000	1,448,019
NPC International 10.50% 1/15/20	1,000,000	1,160,000
Rite Aid 9.25% 3/15/20	1,000,000	1,152,500
Toyota Motor Credit 2.00% 10/24/18	5,055,000	5,059,297
Viacom 2.50% 9/1/18	5,560,000	5,610,963
Walgreen 1.80% 9/15/17	10,185,000	10,264,728
Wok Acquisition 144A 10.25% 6/30/20#	500,000	545,625
Wyndham Worldwide 2.95% 3/1/17	5,570,000	5,653,505

		79,524,550

Consumer Non-Cyclical – 5.57%
AbbVie 1.75% 11/6/17	7,590,000	7,584,011
Alphabet Holding 144A PIK 7.75% 11/1/17#	750,000	774,844
Anheuser-Busch 5.60% 3/1/17	4,490,000	5,013,193
Boston Scientific
2.65% 10/1/18	2,390,000	2,408,931
6.00% 1/15/20	1,140,000	1,310,437
CareFusion 6.375% 8/1/19	2,855,000	3,234,912
Celgene 2.30% 8/15/18	5,810,000	5,784,390
Dr. Pepper Snapple Group 2.00% 1/15/20	6,060,000	5,717,907
Heineken 144A 1.40% 10/1/17#	10,800,000	10,605,190
Ingredion 1.80% 9/25/17	3,545,000	3,458,247
Jarden 6.125% 11/15/22	750,000	806,250
JBS 144A 10.50% 8/4/16#	1,000,000	1,130,000
Kraft Foods Group 2.25% 6/5/17	6,985,000	7,078,634
Kroger 3.30% 1/15/21	2,490,000	2,477,440
Libbey Glass 6.875% 5/15/20	1,000,000	1,085,000
Mattel 1.70% 3/15/18	5,010,000	4,899,880

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Molson Coors Brewing 2.00% 5/1/17	6,345,000	$6,373,242
Newell Rubbermaid 2.05% 12/1/17	1,620,000	1,606,653
Pernod-Ricard
144A 2.95% 1/15/17#	4,970,000	5,136,311
144A 5.75% 4/7/21#	1,060,000	1,170,152
Thermo Fisher Scientific 2.40% 2/1/19	5,305,000	5,261,860

		82,917,484

Electric – 2.00%
CenterPoint Energy 5.95% 2/1/17	2,365,000	2,653,677
Jersey Central Power & Light 5.625% 5/1/16	4,560,000	4,956,898
MidAmerican Energy Holdings 144A 2.00% 11/15/18#	5,510,000	5,431,438
NV Energy 6.25% 11/15/20	2,960,000	3,446,979
PPL Capital Funding 1.90% 6/1/18	3,810,000	3,724,245
Southern 2.45% 9/1/18	9,405,000	9,558,217

		29,771,454

Energy – 2.54%
Calumet Specialty Products Partners 9.375% 5/1/19	1,000,000	1,115,000
Continental Resources 4.50% 4/15/23	3,250,000	3,298,750
Forest Oil 7.25% 6/15/19	525,000	513,844
Linn Energy 8.625% 4/15/20	750,000	813,750
Petrohawk Energy
7.25% 8/15/18	9,605,000	10,378,203
7.875% 6/1/15	315,000	323,348
Plains Exploration & Production 6.875% 2/15/23	1,000,000	1,120,000
Shell International Finance BV 2.00% 11/15/18	9,800,000	9,817,513
Transocean 2.50% 10/15/17	4,840,000	4,895,675
Ultra Petroleum 144A 5.75% 12/15/18#	500,000	515,000
Woodside Finance 144A 8.125% 3/1/14#	4,940,000	5,001,221

		37,792,304

Finance Companies – 0.87%
General Electric Capital
144A 3.80% 6/18/19#	2,235,000	2,343,784
4.375% 9/16/20	5,800,000	6,295,152
6.00% 8/7/19	3,620,000	4,252,533

		12,891,469

Financial Services – 0.35%
Ares Capital 4.875% 11/30/18	1,000,000	1,024,677
International Lease Finance 8.75% 3/15/17	3,596,000	4,252,270

		5,276,947

Healthcare – 0.30%
Community Health Systems 8.00% 11/15/19	1,000,000	1,090,000
HCA Holdings 7.75% 5/15/21	750,000	821,250

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Healthcare (continued)
Immucor 11.125% 8/15/19	1,000,000	$1,130,000
Kinetic Concepts 10.50% 11/1/18	500,000	577,500
Valeant Pharmaceuticals International 144A
7.50% 7/15/21#	750,000	826,875

		4,445,625

Industrial – 0.49%
URS 144A 3.85% 4/1/17#	7,140,000	7,279,216

		7,279,216

Insurance – 1.77%
American International Group
6.40% 12/15/20	2,585,000	3,059,495
8.25% 8/15/18	505,000	632,949
Berkshire Hathaway Finance 2.90% 10/15/20	1,955,000	1,941,716
Chubb 6.375% 3/29/67•	3,030,000	3,295,125
Metlife 1.756% 12/15/17	5,105,000	5,055,655
Metropolitan Life Global Funding I 144A 1.875% 6/22/18#	5,265,000	5,174,621
Pricoa Global Funding I 144A 1.60% 5/29/18#	1,050,000	1,018,887
Principal Financial Group 1.85% 11/15/17	5,050,000	5,008,969
Prudential Financial 5.625% 6/15/43•	1,200,000	1,182,000

		26,369,417

Media – 0.15%
Nara Cable Funding 144A 8.875% 12/1/18#	1,000,000	1,080,000
Univision Communications 144A 8.50% 5/15/21#	1,000,000	1,105,000

		2,185,000

Natural Gas – 2.14%
El Paso Pipeline Partners Operating 6.50% 4/1/20	3,240,000	3,737,078
Energy Transfer Partners
3.60% 2/1/23	2,120,000	1,966,930
8.50% 4/15/14	229,000	233,835
GDF Suez 144A 1.625% 10/10/17#	7,595,000	7,525,058
Kinder Morgan Energy Partners
3.50% 9/1/23	2,991,000	2,751,804
4.15% 2/1/24	960,000	930,660
Sempra Energy 2.30% 4/1/17	5,490,000	5,565,449
Williams Partners 7.25% 2/1/17	7,945,000	9,168,141

		31,878,955

REITs – 0.10%
CubeSmart 4.375% 12/15/23	660,000	646,137
UDR 3.70% 10/1/20	825,000	830,630

		1,476,767

Services – 0.15%
Algeco Scotsman Global Finance 144A 8.50% 10/15/18#	1,000,000	1,087,500

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Services (continued)
GLP Capital 144A 4.375% 11/1/18#	75,000	$76,875
Kenan Advantage Group 144A 8.375% 12/15/18#	1,000,000	1,057,500

		2,221,875

Technology – 2.76%
Altera 2.50% 11/15/18	1,825,000	1,811,614
Broadridge Financial Solutions 3.95% 9/1/20	1,450,000	1,462,986
Corning 1.45% 11/15/17	3,800,000	3,748,955
EMC 2.65% 6/1/20	5,365,000	5,262,062
Fidelity National Information Services 3.50% 4/15/23	1,925,000	1,758,068
Hewlett-Packard 3.00% 9/15/16	2,770,000	2,883,285
Microsoft 2.125% 11/15/22	2,660,000	2,407,797
National Semiconductor 6.60% 6/15/17	3,325,000	3,888,840
NetApp
2.00% 12/15/17	2,700,000	2,688,674
3.25% 12/15/22	400,000	360,993
Seagate HDD Cayman 144A 3.75% 11/15/18#	1,790,000	1,814,613
Total System Services
2.375% 6/1/18	1,685,000	1,641,011
3.75% 6/1/23	1,145,000	1,060,461
Xerox
1.058% 5/16/14•	2,260,000	2,262,079
5.625% 12/15/19	3,300,000	3,643,616
6.35% 5/15/18	3,890,000	4,450,102

		41,145,156

Technology & Electronics – 0.17%
Freescale Semiconductor 10.75% 8/1/20	1,000,000	1,140,000
Infor U.S. 9.375% 4/1/19	1,250,000	1,412,500

		2,552,500

Telecommunications – 0.28%
Intelsat Luxembourg 144A 6.75% 6/1/18#	1,000,000	1,067,500
Level 3 Financing 8.625% 7/15/20	1,000,000	1,125,000
Telecom Italia Capital 7.175% 6/18/19	750,000	845,625
Zayo Group 10.125% 7/1/20	1,000,000	1,157,500

		4,195,625

Transportation – 0.98%
Burlington Northern Santa Fe 7.00% 2/1/14	4,235,000	4,256,222
ERAC USA Finance 144A 2.80% 11/1/18#	3,355,000	3,394,160
Norfolk Southern 3.85% 1/15/24	1,450,000	1,427,212
Penske Truck Leasing 144A 3.75% 5/11/17#	2,700,000	2,842,565
United Parcel Service 5.125% 4/1/19	2,340,000	2,664,612

		14,584,771

	Principal amount°	Value (U.S. $)

Corporate Bonds (continued)

Utility – 0.12%
Calpine 144A 7.875% 1/15/23#	666,000	$730,935
GenOn Energy 9.875% 10/15/20	1,000,000	1,115,000

		1,845,935

Total Corporate Bonds (cost $612,043,506)		620,390,239

Municipal Bond – 0.28%

Railsplitter Tobacco Settlement Authority, Illinois Revenue
5.00% 6/1/15	3,995,000	4,228,148

Total Municipal Bond (cost $4,070,039)		4,228,148

Non-Agency Asset-Backed Securities – 37.53%

Ally Master Owner Trust
Series 2011-1 A1 1.037% 1/15/16•	2,265,000	2,265,575
Series 2012-3 A1 0.867% 7/15/17•	9,000,000	9,039,645
Series 2013-2 A 0.617% 4/15/18•	5,050,000	5,039,536
American Express Credit Account Master Trust
Series 2008-6 A 1.367% 2/15/18•	2,500,000	2,538,840
Series 2011-1 B 0.867% 4/17/17•	3,750,000	3,758,779
Series 2013-1 A 0.587% 2/16/21•	13,475,000	13,506,383
Appalachian Consumer Rate Relief Funding
Series 2013-1 A1 2.008% 2/1/24	1,490,000	1,472,419
ARI Fleet Lease Trust
Series 2012-A A 144A 0.717% 3/15/20#•	3,518,129	3,524,972
Series 2012-B A 144A 0.467% 1/15/21#•	9,268,896	9,257,746
Bank of America Credit Card Trust
Series 2006-A7 A7 0.207% 12/15/16•	2,656,000	2,647,995
Series 2007-A4 A4 0.207% 11/15/19•	6,495,000	6,421,568
Series 2007-A10 A10 0.237% 12/15/16•	4,900,000	4,899,735
BMW Floorplan Master Owner Trust
Series 2012-1A A 144A 0.567% 9/15/17#•	10,300,000	10,315,914
Cabela’s Master Credit Card Trust
Series 2010-2A A2 144A 0.867% 9/17/18#•	9,630,000	9,696,380
Series 2012-1A A2 144A 0.697% 2/18/20#•	4,600,000	4,617,057
Series 2012-2A A2 144A 0.647% 6/15/20#•	6,000,000	6,007,074
Capital One Multi-Asset Execution Trust
Series 2007-A1 A1 0.217% 11/15/19•	14,085,000	13,969,278
Series 2007-A2 A2 0.247% 12/16/19•	5,000,000	4,961,370
Series 2007-A7 A7 5.75% 7/15/20	2,075,000	2,383,992
Series 2013-A2 A2 0.347% 2/15/19•	7,500,000	7,489,328
Series 2013-A3 A3 0.96% 9/16/19	3,335,000	3,318,512
Chase Funding Trust Asset-Backed
Series 2002-3 1A6 4.707% 6/25/32	702	701

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Chase Issuance Trust
Series 2007-B1 B1 0.417% 4/15/19•	2,000,000	$1,975,890
Series 2012-A2 A2 0.437% 5/15/19•	12,000,000	11,986,572
Series 2012-A6 A 0.297% 8/15/17•	8,000,000	7,990,104
Series 2012-A9 A9 0.317% 10/16/17•	11,500,000	11,490,858
Series 2012-A10 A10 0.427% 12/16/19•	6,041,000	6,015,000
Series 2013-A3 A3 0.447% 4/15/20•	15,000,000	14,944,965
Series 2013-A9 A 0.589% 11/16/20•	4,000,000	4,000,000
Chesapeake Funding
Series 2012-1A A 144A 0.918% 11/7/23#•	5,846,713	5,859,822
Series 2012-2A A 144A 0.615% 5/7/24#•	10,199,764	10,183,679
Citibank Credit Card Issuance Trust
Series 2008-A6 A6 1.367% 5/22/17•	4,650,000	4,718,327
Series 2013-A1 A1 0.264% 4/24/17•	7,585,000	7,579,964
Series 2013-A2 A2 0.444% 5/26/20•	8,995,000	8,953,020
Citibank Omni Master Trust
Series 2009-A14A A14 144A 2.917% 8/15/18#•	15,780,000	16,018,357
Conseco Financial
Series 1997-6 A8 7.07% 1/15/29	321,405	331,625
Discover Card Execution Note Trust
Series 2010-A2 A1 0.747% 3/15/18•	10,000,000	10,067,620
Series 2011-A4 A4 0.517% 5/15/19•	7,810,000	7,812,710
Series 2012-A4 A4 0.537% 5/15/19•	13,755,000	13,756,678
Series 2012-A5 A5 0.367% 1/16/18•	4,000,000	4,000,248
Series 2013-A1 A1 0.467% 8/17/20•	9,300,000	9,330,272
Series 2013-A3 A3 0.347% 10/15/18•	7,000,000	6,988,611
Series 2013-A5 A5 1.04% 4/15/19	5,000,000	4,995,285
Series 2013-A6 A6 0.617% 4/15/21•	5,000,000	5,012,625
Enterprise Fleet Financing
Series 2012-1 A2 144A 1.14% 11/20/17#	1,371,935	1,374,782
Series 2013-2 A2 144A 1.06% 3/20/19#	4,000,000	4,006,520
Ford Credit Floorplan Master Owner Trust
Series 2010-3 A2 144A 1.867% 2/15/17#•	20,785,000	21,109,246
Series 2011-1 A2 0.767% 2/15/16•	17,990,000	18,000,830
Series 2013-1 A2 0.547% 1/15/18•	8,500,000	8,510,498
Series 2013-3 A2 0.467% 6/15/17•	5,000,000	4,993,245
GE Dealer Floorplan Master Note Trust
Series 2012-2 A 0.917% 4/22/19•	24,865,000	25,071,703
Series 2012-4 A 0.607% 10/20/17•	9,125,000	9,132,464
Series 2013-1 A 0.567% 4/20/18•	15,090,000	15,100,503
GE Equipment Transportation
Series 2013-1 A3 0.69% 11/25/16	5,825,000	5,822,361

	Principal amount°	Value (U.S. $)

Non-Agency Asset-Backed Securities (continued)

Golden Credit Card Trust
Series 2012-3A A 144A 0.617% 7/17/17#•	17,580,000	$17,622,897
Series 2012-5A A 144A 0.79% 9/15/17#	1,050,000	1,050,817
Series 2013-1A A 144A 0.417% 2/15/18#•	9,000,000	8,984,547
Series 2013-2A A 144A 0.597% 9/15/18#•	7,000,000	7,007,630
Gracechurch Card Funding
Series 2012-1A A1 144A 0.867% 2/15/17#•	14,615,000	14,678,239
M&T Bank Auto Receivables Trust
Series 2013-1A A3 144A 1.06% 11/15/17#	8,000,000	8,046,896
Master Credit Card Trust II
Series 2012-2A A 144A 0.78% 4/21/17#	3,500,000	3,494,250
MASTR Specialized Loan Trust
Series 2005-2 A2 144A 5.006% 7/25/35#•	70,170	70,425
MBNA Credit Card Master Note Trust
Series 2004-B1 B1 4.45% 8/15/16	7,475,000	7,532,191
Mercedes-Benz Auto Lease Trust
Series 2013-A A4 0.72% 12/17/18	2,065,000	2,066,092
Mercedes-Benz Master Owner Trust
Series 2012-BA A 144A 0.437% 11/15/16#•	7,345,000	7,344,346
Motor
Series 2013-1A A1 144A 0.665% 2/25/21#•	7,560,000	7,568,558
Navistar Financial Dealer Note Master Trust
2013-2 A 144A 0.845% 9/25/18#•	3,000,000	3,012,063
Navistar Financial Owner Trust
Series 2012-A A2 144A 0.85% 3/18/15#	619,725	619,778
Nissan Auto Receivables Owner Trust
Series 2013-C A3 0.67% 8/15/18	2,675,000	2,667,866
Nissan Master Owner Trust Receivables
Series 2012-A A 0.637% 5/15/17•	5,000,000	5,014,535
Series 2013-A A 0.467% 2/15/18•	7,420,000	7,418,405
PFS Financing
Series 2012-AA A 144A 1.367% 2/15/16#•	6,705,000	6,709,398
Series 2013-AA A 144A 0.717% 2/15/18#•	9,300,000	9,294,160
Trade MAPS 1
Series 2013-1A A 144A 0.87% 12/10/16#•	4,000,000	4,007,360
Trafigura Securitisation Finance
Series 2012-1A A 144A 2.567% 10/15/15#•	3,700,000	3,747,406
Trinity Rail Leasing
Series 2012-1A A1 144A 2.266% 1/15/43#	1,995,898	1,960,587
Volkswagen Credit Auto Master Owner Trust
Series 2011-1A Note 144A 0.847% 9/20/16#•	14,500,000	14,603,255

Total Non-Agency Asset-Backed Securities (cost $559,908,628)		558,788,884

Schedule of investments Delaware Limited-Term Diversified Income Fund

	Principal amount°	Value (U.S. $)

Non-Agency Collateralized Mortgage Obligations – 0.19%

American Home Mortgage Investment Trust
Series 2005-2 5A1 5.064% 9/25/35•	83,070	$82,946
Bank of America Alternative Loan Trust
Series 2005-3 2A1 5.50% 4/25/20	99,612	103,088
Series 2005-6 7A1 5.50% 7/25/20	80,519	82,225
Bank of America Mortgage Securities
Series 2002-K 2A1 2.703% 10/20/32•	3,529	3,505
Connecticut Avenue Securities
Series 2013-C01 M1 2.165% 10/25/23•	1,877,209	1,885,779
GSMPS Mortgage Loan Trust
Series 1998-2 A 144A 7.715% 5/19/27#•	106,635	108,202
JPMorgan Mortgage Trust
Series 2006-A2 3A3 5.115% 4/25/36•	284,682	256,481
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-EE 3A1 2.703% 12/25/34•	19,783	19,856
Series 2006-AR5 2A1 2.641% 4/25/36•	225,424	207,760

Total Non-Agency Collateralized Mortgage Obligations (cost $2,626,080)		2,749,842

Senior Secured Loans – 0.63%«

Azure Midstream Tranche B 6.50% 10/21/18	500,000	504,688
BJ’s Wholesale Club 2nd Lien 8.50% 3/31/20	500,000	511,500
Clear Channel Communications Tranche B 3.65% 1/29/16	500,000	485,688
Exopack Tranche B 1st Lien 5.25% 4/24/19	750,000	764,531
First Data 1st Lien 4.00% 4/5/17	350,000	351,121
Great Wolf Resorts 1st Lien 4.50% 7/31/20	498,747	501,656
Hostess Brands 1st Lien 6.75% 3/12/20	750,000	778,125
Immucor Tranche B2 5.00% 8/19/18	748,487	753,477
KIK Custom Products 1st Lien 5.50% 5/23/19	500,000	493,438
LTS Buyer 2nd Lien 8.00% 3/15/21	500,000	504,688
Neiman Marcus Group 5.00% 10/18/20	750,000	760,514
Nuveen Investments 2nd Lien 6.50% 2/28/19	750,000	743,672
Otter Products Tranche B 5.25% 4/29/19	740,506	741,895
Rite Aid 2nd Lien 5.75% 8/3/20	750,000	772,180
Samson Investment 2nd Lien 5.00% 9/25/18	500,000	502,500
Univision Communications Tranche C2 4.50% 2/6/20	249,372	251,242

Total Senior Secured Loans (cost $9,386,124)		9,420,915

	Principal amount°	Value (U.S. $)

Short-Term Investments – 7.17%

Repurchase Agreements – 0.70%
Bank of America Merrill Lynch
0.00%, dated 12/31/13, to be repurchased on 1/2/14, repurchase price $7,177,096 (collateralized by U.S. government obligations 0.00%-3.125% 5/22/14-5/15/19; market value $7,320,640)	7,177,096	7,177,096
BNP Paribas
0.005%, dated 12/31/13, to be repurchased on 1/2/14,repurchase price $3,287,901 (collateralized by U.S.government obligations 1.25%-4.00% 2/15/15-10/31/15; market value $3,353,658)	3,287,900	3,287,900

		10,464,996

U.S. Treasury Obligations – 6.47%≠
U.S. Treasury Bills
0.001% 1/2/14	3,800,723	3,800,723
0.001% 1/16/14	17,584,559	17,584,506
0.001% 1/30/14	6,789,180	6,789,112
0.033% 1/23/14	25,771,091	25,770,910
0.065% 4/24/14	36,749,560	36,743,129
0.093% 11/13/14	5,657,650	5,652,886

		96,341,266

Total Short-Term Investments (cost $106,805,586)		106,806,262

Total Value of Securities – 104.85% (cost $1,552,473,505)		$1,561,223,503

#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At Dec. 31, 2013, the aggregate value of Rule 144A securities was $389,716,237, which represents 26.17% of the Fund’s net assets. See Note 11 in “Notes to financial statements.”

¿	Pass Through Agreement. Security represents the contactual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

≠	The rate shown is the effective yield at the time of purchase.

°	Principal amount shown is stated in U.S. Dollars unless noted that the security is denominated in another currency.

•	Variable rate security. The rate shown is the rate as of Dec. 31, 2013. Interest rates reset periodically.

«	Senior secured loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior secured loans may be subject to restrictions on resale. Stated rate in effect at Dec. 31, 2013.

Schedule of investments Delaware Limited-Term Diversified Income Fund

The following futures contracts were outstanding at Dec. 31, 2013:1

Futures Contracts

Contracts to Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation (Depreciation)
(811) U.S. Treasury 10 yr Note	$(101,555,072)	$(99,791,016)	3/21/14	$1,764,056

The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional values presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 8 in “Notes to financial statements.”

Summary of abbreviations:

ARM – Adjustable Rate Mortgage

CLO – Collateralized Loan Obligation

FHAVA – Federal Housing Administration & Veterans Administration

GNMA – Government National Mortgage Association

GPM – Graduated Payment Mortgage

GSC – Goldman Sachs Capital

GSMPS – Goldman Sachs Reperforming Mortgage Securities

MASTR – Mortgage Asset Securitization Transactions, Inc.

PIK – Pay-in-kind

REIT – Real Estate Investment Trust

REMIC – Real Estate Mortgage

Investment Conduit

S.F. – Single Family

TBA – To be announced

yr – Year

See accompanying notes, which are an integral part of the financial statements.

Statement of assets and liabilities Delaware Limited-Term Diversified Income Fund	December 31, 2013

Assets:
Investments, at value[1]	$1,454,417,241
Short-term investments, at value[2]	106,806,262
Cash collateral for derivates	1,197,000
Foreign currencies, at value[3]	3
Receivables for securities sold	182,729,471
Dividends and interest receivable	6,486,335
Variation margin receivable on futures contracts	139,391

Total assets	1,751,775,703

Liabilities:
Cash overdraft	5,583,748
Payable for securities purchased	246,004,563
Payable for Fund shares redeemed	8,856,253
Income distribution payable	640,013
Investment management fees payable	624,493
Other accrued expenses	556,898
Distribution fees payable	335,965
Other affiliates payable	86,205
Trustees’ fees and expenses payable	15,864

Total liabilities	262,704,002

Total Net Assets	$1,489,071,701

Net Assets Consist of:
Paid-in capital	$1,516,503,025
Distributions in excess of net investment income	(686,541)
Accumulated net realized loss on investments	(37,259,579)
Net unrealized appreciation of investments and derivatives	10,514,796

Total Net Assets	$1,489,071,701

[1]Investments, at cost	$1,445,667,919
[2]Short-term investments, at cost	106,805,586
[3]Foreign currencies, at cost	3

Class A :
Net assets	$780,359,350
Shares of beneficial interest outstanding, unlimited authorization, no par	91,265,636
Net asset value per share	$8.55
Sales charge	2.75%
Offering price per share, equal to net asset value per share/(1 – sales charge)	$8.79

Statement of assets and liabilities Delaware Limited-Term Diversified Income Fund

Class B :
Net assets	$277,670
Shares of beneficial interest outstanding, unlimited authorization, no par	32,482
Net asset value per share	$8.55

Class C :
Net assets	$260,072,801
Shares of beneficial interest outstanding, unlimited authorization, no par	30,436,208
Net asset value per share	$8.54

Class R :
Net assets	$10,672,075
Shares of beneficial interest outstanding, unlimited authorization, no par	1,247,846
Net asset value per share	$8.55

Institutional Class :
Net assets	$437,689,805
Shares of beneficial interest outstanding, unlimited authorization, no par	51,204,285

See accompanying notes, which are an integral part of the financial statements.

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Statement of operations
Delaware Limited-Term Diversified Income Fund	Year ended December 31, 2013

Investment Income:
Interest	$34,667,721
Dividends	429,409

35,097,130

Expenses:
Management fees	9,499,880
Distribution expenses - Class A	3,184,976
Distribution expenses - Class B	4,739
Distribution expenses - Class C	3,468,919
Distribution expenses - Class R	82,203
Dividend disbursing and transfer agent fees and expenses	2,477,994
Accounting and administration expenses	785,756
Reports and statements to shareholders	174,602
Registration fees	168,828
Legal fees	144,909
Custodian fees	111,800
Trustee’s fees and expenses	107,421
Audit and tax	49,955
Other	112,119

20,374,101
Less waived distribution expenses - Class A	(1,542,516)
Less waived distribution expenses - Class B	(3,117)
Less waived distribution expenses - Class R	(11,400)
Less expense paid indirectly	(1,665)

Total operating expenses	18,815,403

Net Investment Income	16,281,727

Net Realized and Unrealized Loss:
Net realized loss on:
Net realized gain on investments	11,030,703
Foreign currencies	(21,158,379)
Foreign currency exchange contracts	(7,821,721)
Futures contracts	(12,752,156)
Swap contracts	(16,394,921)

Net realized loss	(47,096,474)

Net change in unrealized appreciation (depreciation) of:
Investments	(29,653,123)
Foreign currencies	(123,167)
Foreign currency exchange contracts	2,237,572
Futures contracts	2,313,265

Swap contracts	9,454,476

Net change in unrealized appreciation (depreciation)	(15,770,977)

Net Realized and Unrealized Loss	(62,867,451)

Net Decrease in Net Assets Resulting from Operations	$(46,585,724)

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Delaware Limited-Term Diversified Income Fund

	Year ended
	12/31/13	12/31/12

Increase (Decrease) in Net Assets from Operations:
Net investment income	$16,281,727	$23,658,626
Net realized gain (loss)	(47,096,474)	23,709,841
Net change in unrealized appreciation (depreciation)	(15,770,977)	7,544,221

Net increase (decrease) in net assets resulting from operations	(46,585,724)	54,912,688

Dividends and Distributions to Shareholders from:
Net investment income:
Class A	—	(25,111,795)
Class B	—	(10,591)
Class C	—	(5,348,567)
Class R	—	(280,007)
Institutional Class	—	(14,589,474)

Return of capital:
Class A	(17,963,149)	(610,884)
Class B	(6,844)	(450)
Class C	(2,711,141)	(230,005)
Class R	(179,543)	(8,288)
Institutional Class	(10,091,546)	(331,766)

Net realized gain:
Class A	—	(1,660,926)
Class B	—	(907)
Class C	—	(554,258)
Class R	—	(21,037)
Institutional Class	—	(982,562)

	(30,952,223)	(49,741,517)

Capital Share Transactions:
Proceeds from shares sold:
Class A	291,798,598	639,349,891
Class B	24,140	101,921
Class C	33,776,162	84,980,167
Class R	4,121,669	8,913,702
Institutional Class	254,708,224	596,223,465

	Year ended
	12/31/13	12/31/12

Capital Share Transactions (continued):
Net asset value of shares based upon reinvestment of dividends and distributions:
Class A	17,621,959	24,841,160
Class B	6,328	11,057
Class C	2,452,341	5,376,258
Class R	180,058	303,692
Institutional Class	8,643,009	13,317,239

	613,332,488	1,373,418,552

Cost of shares redeemed:
Class A	(824,723,032)	(539,343,248)
Class B	(414,148)	(659,212)
Class C	(215,368,876)	(140,498,495)
Class R	(10,316,641)	(8,833,020)
Institutional Class	(546,776,251)	(437,857,572)

	(1,597,598,948)	(1,127,191,547)

Increase (Decrease) in net assets derived from capital share transactions	(984,266,460)	246,227,005

Net Increase (Decrease) in Net Assets	(1,061,804,407)	251,398,176

Net Assets:
Beginning of year	2,550,876,108	2,299,477,932

End of year (including undistributed (distributions in excess of) net investment income of $(686,541) and $450, 497, respectively)	$1,489,071,701	$2,550,876,108

See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Delaware Limited-Term Diversified Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.850	$8.820	$8.920	$8.880	$8.180

Income (loss) from investment operations:
Net investment income[1]	0.079	0.096	0.145	0.192	0.328
Net realized and unrealized gain (loss)	(0.239)	0.123	0.100	0.134	0.710

Total from investment operations	(0.160)	0.219	0.245	0.326	1.038

Less dividends and distributions from:
Net investment income	—	(0.174)	(0.220)	(0.143)	(0.338)
Return of capital	(0.140)	(0.004)	—	—	—
Net realized gain	—	(0.011)	(0.125)	(0.143)	—

Total dividends and distributions	(0.140)	(0.189)	(0.345)	(0.286)	(0.338)

Net asset value, end of period	$8.550	$8.850	$8.820	$8.920	$8.880

Total return[2]	(1.81% )	2.49%	2.78%	3.70%	12.89%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$780,359	$1,337,983	$1,210,257	$1,217,992	$958,305
Ratio of expenses to average net assets	0.82%	0.81%	0.82%	0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived	0.96%	0.96%	0.97%	0.98%	1.04%
Ratio of net investment income to average net assets	0.91%	1.07%	1.62%	2.14%	3.78%
Ratio of net investment income to average net assets prior to fees waived	0.77%	0.92%	1.47%	1.99%	3.58%
Portfolio turnover	236%	262%	333%	411%	287%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights Delaware Limited-Term Diversified Income Fund Class B

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.850	$8.820	$8.920	$8.870	$8.180

Income (loss) from investment operations:
Net investment income[1]	0.062	0.020	0.069	0.116	0.255
Net realized and unrealized gain (loss)	(0.238)	0.123	0.101	0.144	0.700

Total from investment operations	(0.176)	0.143	0.170	0.260	0.955

Less dividends and distributions from:
Net investment income	—	(0.098)	(0.145)	(0.067)	(0.265)
Return of capital	(0.124)	(0.004)	—	—	—
Net realized gain	—	(0.011)	(0.125)	(0.143)	—

Total dividends and distributions	(0.124)	(0.113)	(0.270)	(0.210)	(0.265)

Net asset value, end of period	$8.550	$8.850	$8.820	$8.920	$8.870

Total return[2]	(1.99% )	1.62%	1.92%	2.94%	11.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$278	$680	$1,220	$2,529	$2,884
Ratio of expenses to average net assets	1.01%	1.66%	1.67%	1.68%	1.69%
Ratio of expenses to average net assets prior to fees waived	1.67%	1.66%	1.67%	1.68%	1.74%
Ratio of net investment income to average net assets	0.72%	0.22%	0.77%	1.29%	2.93%
Ratio of net investment income to average net assets prior to fees waived	0.06%	0.22%	0.77%	1.29%	2.88%
Portfolio turnover	236%	262%	333%	411%	287%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager and/or the distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights Delaware Limited-Term Diversified Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.850	$8.820	$8.910	$8.870	$8.180

Income (loss) from investment operations:
Net investment income[1]	0.005	0.020	0.069	0.116	0.255
Net realized and unrealized gain (loss)	(0.248)	0.123	0.110	0.133	0.699

Total from investment operations	(0.243)	0.143	0.179	0.249	0.954

Less dividends and distributions from:
Net investment income	—	(0.098)	(0.144)	(0.066)	(0.264)
Return of capital	(0.067)	(0.004)	—	—	—
Net realized gain	—	(0.011)	(0.125)	(0.143)	—

Total dividends and distributions	(0.067)	(0.113)	(0.269)	(0.209)	(0.264)

Net asset value, end of period	$8.540	$8.850	$8.820	$8.910	$8.870

Total return[2]	(2.75% )	1.62%	2.03%	2.82%	11.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$260,073	$452,197	$500,237	$550,958	$327,809
Ratio of expenses to average net assets	1.67%	1.66%	1.67%	1.68%	1.69%
Ratio of expenses to average net assets prior to fees waived	1.67%	1.66%	1.67%	1.68%	1.74%
Ratio of net investment income to average net assets	0.06%	0.22%	0.77%	1.29%	2.93%
Ratio of net investment income to average net assets prior to fees waived	0.06%	0.22%	0.77%	1.29%	2.88%
Portfolio turnover	236%	262%	333%	411%	287%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights Delaware Limited-Term Diversified Income Fund Class R

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.850	$8.820	$8.920	$8.880	$8.180

Income (loss) from investment operations:
Net investment income[1]	0.048	0.065	0.114	0.161	0.298
Net realized and unrealized gain (loss)	(0.238)	0.123	0.100	0.133	0.710

Total from investment operations	(0.190)	0.188	0.214	0.294	1.008

Less dividends and distributions from:
Net investment income	—	(0.143)	(0.189)	(0.111)	(0.308)
Return of capital	(0.110)	(0.004)	—	—	—
Net realized gain	—	(0.011)	(0.125)	(0.143)	—

Total dividends and distributions	(0.110)	(0.158)	(0.314)	(0.254)	(0.308)

Net asset value, end of period	$8.550	$8.850	$8.820	$8.920	$8.880

Total return[2]	(2.16% )	2.13%	2.42%	3.34%	12.50%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,672	$17,243	$16,796	$16,639	$6,331
Ratio of expenses to average net assets	1.17%	1.16%	1.17%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived	1.25%	1.26%	1.27%	1.28%	1.34%
Ratio of net investment income to average net assets	0.56%	0.72%	1.27%	1.79%	3.43%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.62%	1.17%	1.69%	3.28%
Portfolio turnover	236%	262%	333%	411%	287%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during all of the periods shown reflects a waiver by the manager and/or distributor. Performance would have been lower had the waivers not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Financial highlights

Delaware Limited-Term Diversified Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

			Year ended

	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09
Net asset value, beginning of period	$8.850	$8.820	$8.920	$8.870	$8.180

Income (loss) from investment operations:
Net investment income[1]	0.092	0.109	0.159	0.206	0.341
Net realized and unrealized gain (loss)	(0.239)	0.123	0.100	0.143	0.700

Total from investment operations	(0.147)	0.232	0.259	0.349	1.041

Less dividends and distributions from:
Net investment income	—	(0.187)	(0.234)	(0.156)	(0.351)
Return of capital	(0.153)	(0.004)	—	—	—
Net realized gain	—	(0.011)	(0.125)	(0.143)	—

Total dividends and distributions	(0.153)	(0.202)	(0.359)	(0.299)	(0.351)

Net asset value, end of period	$8.550	$8.850	$8.820	$8.920	$8.870

Total return[2]	(1.66% )	2.64%	2.94%	3.97%	12.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$437,690	$742,773	$570,968	$390,769	$68,659
Ratio of expenses to average net assets	0.67%	0.66%	0.67%	0.68%	0.69%
Ratio of expenses to average net assets prior to fees waived	0.67%	0.66%	0.67%	0.68%	0.74%
Ratio of net investment income to average net assets	1.06%	1.22%	1.77%	2.29%	3.93%
Ratio of net investment income to average net assets prior to fees waived	1.06%	1.22%	1.77%	2.29%	3.88%
Portfolio turnover	236%	262%	333%	411%	287%

[1]	The average shares outstanding method has been applied for per share information.

[2]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements Delaware Limited-Term Diversified Income Fund	December 31, 2013

Delaware Group® Limited-Term Government Funds (Trust) is organized as a Delaware statutory trust and offers one series: Delaware Limited-Term Diversified Income Fund (Fund). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, Class R, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 2.75%. Class A share purchases of $1,000,000 or more will incur a limited contingent deferred sales charge (CDSC) of 0.75% if redeemed during the first year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class B shares may be purchased only through dividend reinvestment and certain permitted exchanges. Prior to June 1, 2007, Class B shares were sold with a CDSC that declined from 2.00% to zero depending upon the period of time the shares were held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately five years after purchase. Class C shares are sold with a CDSC of 1.00%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of the Fund is to seek maximum total return, consistent with reasonable risk.

1. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Fund.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Debt securities and credit default swap (CDS) contracts are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. U.S. government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal & Foreign Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken for all open federal income tax years (Dec. 31, 2010–Dec. 31, 2013), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. In regard to foreign taxes only, the Fund has open tax years in certain foreign countries it invests in that may date back to the inception of the Fund.

Class Accounting – Investment income and common expenses are allocated to the various classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on Dec. 31, 2013.

To Be Announced Trades – The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., “when issued,” “delayed delivery,” “forward commitment,” or “TBA transactions”) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is complete; however the market value may change prior to delivery.

Notes to financial statements Delaware Limited-Term Diversified Income Fund 1. Significant Accounting Policies (continued)

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Fund’s prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses) is included in the statements of operations under the caption net realized gain (loss) on foreign currencies. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated among such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. The Fund declares dividends daily from net investment income and pays the dividends monthly and declares and pays distributions from net realized gain on investments, if any, annually. The Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

The Fund may receive earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. There were no earnings credits for the year ended Dec. 31, 2013.

The Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which are used to offset transfer agent fees. The expense paid under this arrangement is included in dividend disbursing and transfer agent fees and expenses and appears on the statement of operations with the corresponding expense offset shown as “expense paid indirectly.” For the year ended Dec. 31, 2013, the Fund earned $448,096 under this agreement.

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.50% on the first $500 million of average daily net assets of the Fund, 0.475% on the next $500 million, 0.45% on the next $1.5 billion, and 0.425% on average daily net assets in excess of $2.5 billion.

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the Delaware Investments® Family of Funds at the following annual rate: 0.0050% of the first $30 billion; 0.0045% of the next $10 billion; 0.0040% of the next $10 billion; and 0.0025% of aggregate average daily net assets in excess of $50 billion. The fees payable to DSC under the service agreement described above are allocated among all funds in the Delaware Investments Family of Funds on a relative net asset value basis. For the year ended Dec. 31, 2013, the Fund was charged $98,177 for these services.

DSC is also the transfer agent and dividend disbursing agent of the Fund. For these services, the Fund pays DSC fees based on the aggregate daily net assets of the retail funds within the Delaware Investments Family of Funds at the following annual rate: 0.025% of the first $20 billion, 0.020% of the next $5 billion; 0.015% of the next $5 billion; and 0.013% on average daily net assets in excess of $30 billion. This amount is included in the statement of operations as dividend and disbursing and transfer agent fees and expenses. For the year ended Dec. 31, 2013, the amount charged by DSC was $448,096. Pursuant to a sub-transfer agency agreement between DSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Fund. Sub-transfer agency fees are passed on to and paid directly by the Fund.

Pursuant to a distribution agreement and distribution plan, the Fund pays DDLP, the distributor and an affiliate of DMC, an annual distribution and service fee of 1.00% of the average daily net assets of the Class B and Class C shares. Effective Oct. 1, 2013, the Fund pays DDLP an annual distribution and service fee of 0.15% and 0.50% of the average daily net assets of the Class A and Class R shares, respectively. Prior to Oct. 1, 2013, the Fund paid an annual distribution and service fee of 0.25% and 0.60% of the average daily net assets of the Class A and Class R shares, respectively. For the period from Jan. 1, 2013 to Oct. 1, 2013 the distribution and service fees for Class A and Class R shares were contractually limited to 0.15% and 0.50% of the classes’ average daily net assets. Effective March 1, 2013, DDLP has contractually agreed to waive Class B shares’ 12b-1 fees to 0.15% of average daily net assets through Feb. 28, 2014. Institutional Class shares pay no distribution and service fees.

As provided in the investment management agreement, the Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affilitates that provide legal, tax and regulatory reporting services to the Fund. For the year ended Dec. 31, 2013, the Fund was charged $63,081 for internal legal, tax and regulatory reporting services provided by DMC and/or its affiliates’ employees.

For the year ended Dec. 31, 2013, DDLP earned $16,390 for commissions on sales of the Fund’s Class A shares. For the year ended Dec. 31, 2013, DDLP received gross CDSC commissions of $6,682 and $9,884 on redemption of the Fund’s Class A and Class C shares, respectively, and these

Notes to financial statements Delaware Limited-Term Diversified Income Fund

2. Investment Management, Administration Agreements and Other Transactions with Affiliates (continued)

commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/ dealers on sales of those shares.

Trustees’ fees include expenses accrued by the Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Fund.

3. Investments

For the year ended Dec. 31, 2013, the Fund made purchases and sales of investment securities other than short-term investments as follows:

Purchases other than U.S. government securities	$4,014,438,850
Purchases of U.S. government securities	684,172,894
Sales other than U.S. government securities	4,872,049,193
Sales of U.S. government securities	845,231,711

At Dec. 31, 2013, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for the Fund were as follows:

Cost of Investments	Aggregate Unrealized Appreciation	Aggregate Unrealized Depreciation	Net Unrealized Depreciation
$1,562,417,557	$22,649,290	$(23,843,344)	$(1,194,054)

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	inputs are significant unobservable inputs (including the Fund’s own assumptions used to determine the fair value of investments) (e.g., broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of Dec. 31, 2013:

	Level 1	Level 2	Total
Agency, Asset Backed & Mortgage Backed Securities	$—	$803,392,621	$803,392,621
Corporate Debt	—	637,375,557	637,375,557
Senior Secured Loans	—	9,420,915	9,420,915
Municipal Bonds	—	4,228,148	4,228,148
Short-Term Investments	—	106,806,262	106,806,262

Total	$—	$1,561,223,503	$1,561,223,503

Futures Contracts	$1,764,056	$—	$1,764,056

During the year ended Dec. 31, 2013, there were no transfers between Level 1 investments, Level 2 investments or Level 3 investments that had a significant impact to the Fund. The Fund’s policy is to recognize transfers between levels at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when the Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to net assets. Management has determined not to provide additional disclosure on Level 3 inputs under ASU No. 2011-04 since the Level 3 investments are not considered significant to the Fund’s net assets at the end of the period.

Notes to financial statements Delaware Limited-Term Diversified Income Fund

4. Dividends and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended Dec. 31, 2013 and 2012 was as follows:

	Year ended
	12/31/13	12/31/12
Ordinary income	$—	$46,899,045
Long term capital gain	—	1,661,079
Return of capital	30,952,223	1,181,393

Total	$30,952,223	$49,741,517

5. Components of Net Assets on a Tax Basis

As of Dec. 31, 2013, the components of net assets on a tax basis were as follows:

Shares of beneficial interest	$1,516,503,025
Dividends payable	(640,013)
Capital loss carryforwards	(25,597,999)
Unrealized depreciation	(1,193,312)

Net assets	$1,489,071,701

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market of futures contracts, contingent payment debt instruments, and tax treatment of market discount and premium on debt instruments.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions, CDS contracts, dividends and distributions, contingent payment debt instruments, foreign tax capital gain, write-off of net operating losses, market discount and premium on certain debt instruments and paydowns of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended Dec. 31, 2013 the Fund recorded the following reclassifications:

Distributions in excess of net investment income	$(17,418,765)
Accumulated net realized loss	24,490,215
Paid in capital	(7,071,450)

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes were generally effective for taxable years beginning after the date of enactment. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

Losses incurred that will be carried forward under the Act are as follows:

Loss carryforward character
Short-term	Long-term
$22,459,530	$3,138,469

6. Capital Shares

Transactions in capital shares were as follows:

	Year ended	Year ended
	12/31/13	12/31/12
Shares sold:
Class A	33,427,369	71,668,066
Class B	2,830	11,410
Class C	3,905,901	9,533,131
Class R	474,813	999,767
Institutional Class	29,323,141	66,766,866

Shares issued upon reinvestment of dividends anddistributions:
Class A	2,034,165	2,787,479
Class B	732	1,242
Class C	283,043	603,932
Class R	20,773	34,073
Institutional Class	997,684	1,495,022

	70,470,451	153,900,988

Shares redeemed:
Class A	(95,339,569)	(60,503,288)
Class B	(47,929)	(74,133)
Class C	(24,867,982)	(15,766,567)
Class R	(1,195,141)	(990,037)
Institutional Class	(63,051,078)	(49,073,187)

	(184,501,699)	(126,407,212)

Net increase (decrease)	(114,031,248)	27,493,776

For the years ended Dec. 31, 2013 and 2012, 8,480 Class B shares were converted to 8,479 Class A shares valued at $73,359 and 25,114 Class B shares were converted to 25,109 Class A shares valued at $222,987, respectively. The respective amounts are included in Class B redemptions and Class A subscriptions in the table above and the statements of changes in net assets.

7. Line of Credit

The Fund, along with certain other funds in the Delaware Investments® Family of Funds (Participants), was a participant in a $125,000,000 revolving line of credit to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants were charged an annual commitment fee of 0.08%, which was allocated across the Participants on the basis of each Participant’s allocation of the entire facility. The Participants were permitted to borrow up to a maximum of one third of their net assets under the agreement. Each Participant was individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit under the agreement expired on Nov. 12, 2013.

Notes to financial statements Delaware Limited-Term Diversified Income Fund

On Nov. 12, 2013, the Fund, along with the other Participants, entered into an amendment to the agreement for a $225,000,000 revolving line of credit. The line of credit is to be used as described above and operates in substantially the same manner as the original agreement. The line of credit available under the agreement expires on Nov. 10, 2014.

The Fund had no amounts outstanding as of Dec. 31, 2013 or at any time during the year then ended.

8. Derivatives

U.S. GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives, (2) how they are accounted for, and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts – The Fund enters into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. No foreign currency exchange contracts are outstanding at Dec. 31, 2013.

Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Fund may use futures in the normal course of pursuing its investment objective. The Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Fund deposits cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.

Swap Contracts – The Fund enters into credit default swap contracts (CDS) in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s (S&P) or Baa3 by Moody’s Investors Service (Moody’s) or is determined to be of equivalent credit quality by the manager.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended Dec. 31, 2013, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments on such contracts are accrued daily and recorded as unrealized losses on swap contracts. Upon payment, such amounts are recorded as realized losses on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. For the year ended Dec. 31, 2013, the Fund did not enter into any CDS contracts as a seller of protection. Initial margin and variation margin are posted to central counterparties for CDS basket trades submitted on or after June 10, 2013, as determined by the applicable central counterparty.

CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades entered into prior to June 10, 2013, and (2) trading CDS basket instruments through a central counterparty for trades entered into on or after June 10, 2013.

Notes to financial statements Delaware Limited-Term Diversified Income Fund 8. Derivatives (continued)

Swaps Generally. The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the statement of net assets.

Derivatives Generally. The table below summarizes the average balance of derivative holdings by the Fund during the year ended Dec. 31, 2013.

	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts	USD 38,008,375	USD 129,125,583
Futures contracts (average notional value)	64,265,751	101,476,669
CDS contracts (average notional value)*	31,129,484	—
	EUR 10,022,857	—

*Long represents buying protection and short represents selling protection.

9. Offsetting

In December 2011, the Financial Accounting Standards Board (FASB) issued guidance that expands current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures are required for investments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the statement of assets and liabilities and require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after Jan. 1, 2013, and interim periods within those fiscal years. The Fund adopted the disclosure provisions on offsetting during the current reporting period.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting puposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

At Dec. 31, 2013, the Fund had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Derivative Assets

Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Bank of America Merrill Lynch	$7,177,096	—	$7,177,096
Banque Paribas	3,287,900	—	3,287,900
Hong Kong Shanghai Bank	139,391	—	139,391

Total	$10,604,387	$ —	$10,604,387

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Amount(a)
Bank of America Merrill Lynch	$7,177,096	$(7,177,096)	$ —	$ —	$—	$—
Banque Paribas	3,287,900	(3,287,900)	—	—	—	—
Hong Kong Shanghai Bank	139,391	—	—	—	—	139,391

Total	$10,604,387	$(10,464,996)	$ —	$ —	$—	$139,391

(a)Net amount represents the receivable/(payable) that would be due from/(to) the counterparty in the event of default.

10. Securities Lending

The Fund, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to U.S. securities and foreign securities that are denominated and payable in U.S. dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be more or less than the value of the security on loan.

Notes to financial statements Delaware Limited-Term Diversified Income Fund 10. Securities Lending (continued)

Cash collateral received is generally invested in the Delaware Investments Collateral Fund No. 1 (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of funds managed by DMC that participate in BNY Mellon’s securities lending program. The Collective Trust may invest in U.S. government securities and high-quality corporate debt, asset-backed and other money market securities and in repurchase agreements collateralized by such securities, provided that the Collective Trust will generally have a dollar-weighted average portfolio maturity of 60 days or less. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

The Collective Trust used for the investment of cash collateral received from borrowers of securities seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust that is equal in amount to the collateral the Fund would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall.

During the year ended Dec. 31, 2013, the Fund had no securities out on loan.

11. Credit and Market Risk

Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund invests in high yield fixed income securities, which are securities rated lower than BBB- by S&P and Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Fund invests in certain obligations held by the Fund that may have liquidity protection to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of the security.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities, which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund’s limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on

Notes to financial statements Delaware Limited-Term Diversified Income Fund 11. Credit and Market Risk (continued)

investments in illiquid securities. As of Dec. 31, 2013, no securities have been determined to be illiquid under the Fund’s Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

12. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

13. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to Dec. 31, 2013 that would require recognition or disclosure in the Fund’s financial statements.

Report of independent registered public accounting firm

To the Board of Trustees of Delaware Group® Limited-Term Government Funds and the Shareholders of Delaware Limited-Term Diversified Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Delaware Limited-Term Diversified Income Fund (constituting Delaware Group Limited-Term Government Funds, hereafter referred to as the “Fund”) at December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended December 31, 2009 were audited by other independent accountants whose report dated February 17, 2010 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

February 18, 2014

Other Fund information (Unaudited) Delaware Limited-Term Diversified Income Fund

Board Consideration of Delaware Limited-Term Diversified Income Fund

investment advisory agreement

At a meeting held on August 20-22, 2013 (the “Annual Meeting”), the Board of Trustees (the “Board”), including a majority of disinterested or independent Trustees, approved the renewal of the Investment Advisory Agreement for Delaware Limited-Term Diversified Income Fund (the “Fund”). In making its decision, the Board considered information furnished at regular quarterly Board meetings, including reports detailing Fund performance, investment strategies and expenses, as well as information prepared specifically in connection with the renewal of the investment advisory and sub-advisory contracts. Information furnished specifically in connection with the renewal of the Investment Advisory Agreement with Delaware Management Company (“DMC”) included materials provided by DMC and its affiliates (“Delaware Investments”) concerning, among other things, the nature, extent and quality of services provided to the Fund, the costs of such services to the Fund, economies of scale and the financial condition and profitability of Delaware Investments. In addition, in connection with the Annual Meeting, reports were provided to the Trustees in May 2013 and included reports provided by Lipper, Inc., an independent statistical compilation organization (“Lipper”). The Lipper reports compared the Fund’s investment performance and expenses with those of other comparable mutual funds. The Independent Trustees reviewed and discussed the Lipper reports with independent legal counsel to the Independent Trustees. The Board requested and received information regarding DMC’s policy with respect to advisory fee levels and its breakpoint philosophy; the structure of portfolio manager compensation; the investment manager’s profitability; comparative client fee information; and any constraints or limitations on the availability of securities for certain investment styles, which had in the past year inhibited, or which were likely in the future to inhibit, DMC’s ability to invest fully in accordance with Fund policies.

In considering information relating to the approval of the Fund’s advisory agreement, the Independent Trustees received assistance and advice from and met separately with independent legal counsel to the Independent Trustees. Although the Board gave attention to all information furnished, the following discussion identifies, under separate headings, the primary factors taken into account by the Board during its contract renewal considerations.

NATURE, EXTENT AND QUALITY OF SERVICE.The Board considered the services provided by Delaware Investments to the Fund and its shareholders. In reviewing the nature, extent and quality of services, the Board considered reports furnished to it throughout the year, which covered matters such as the relative performance of the Fund, compliance of portfolio managers with the investment policies, strategies and restrictions for the Fund, compliance by DMC and Delaware Distributors, L.P. (together, “Management”) personnel with the Code of Ethics adopted throughout the Delaware Investments® Family of Funds complex and adherence to fair value pricing procedures as established by the Board. The Board was pleased with the current staffing of the Fund’s investment advisor and the emphasis placed on research in the investment process. The Board recognized DMC’s recent receipt of several industry distinctions. The Board gave favorable consideration to DMC’s efforts to control expenditures while maintaining service levels committed to fund matters. The Board noted that in July 2011 Management implemented measures to reduce overall costs and improve transfer agent and shareholder servicing functions through outsourcing. The Board noted the benefits provided to Fund shareholders through each shareholder’s ability to exchange an investment in one Delaware Investments fund for the same class of shares in another Delaware Investments fund without a sales charge, to reinvest Fund dividends into additional shares of the Fund or into additional shares of other Delaware Investments funds and the privilege to combine holdings in other Delaware Investments funds to obtain a reduced sales charge. The Board was satisfied with the nature, extent and quality of the overall services provided by Delaware Investments.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of the importance of investment performance to shareholders. Although the Board gave appropriate consideration to performance reports and discussions with portfolio managers at Investment Committee meetings throughout the year, the Board gave particular weight to the Lipper reports furnished for the Annual Meeting. The Lipper reports prepared for the Fund showed the investment performance of its Class A shares in comparison to a group of similar funds as selected by Lipper (the “Performance Universe”). A fund with the best performance ranked first, and a fund with the poorest performance ranked last. The highest/best performing 25% of funds in the Performance Universe make up the first quartile; the next 25%, the second quartile; the next 25%, the third quartile; and the poorest/worst performing 25% of funds in the Performance Universe make up the fourth quartile. Comparative annualized performance for the Fund was shown for the past one-, three-, five- and ten-year periods ended March 31, 2013. The Board’s objective is that the Fund’s performance for the periods considered be at or above the median of its Performance Universe. The following paragraph summarizes the performance results for the Fund and the Board’s view of such performance.

The Performance Universe for the Fund consisted of the Fund and all retail and institutional short-intermediate investment grade debt funds as selected by Lipper. The Lipper report comparison showed that the Fund’s total return for the one- and three-year periods was in the fourth quartile of its Performance Universe. The report further showed that the Fund’s total return for the five- and ten-year periods was in the third quartile and second quartile, respectively, of its Performance Universe. The Board observed that the Fund’s performance results were not in line with the Board’s objective. In evaluating the Fund’s performance, the Board considered the numerous investment and performance reports delivered by Management personnel to the Board’s Investments Committee. The Board was satisfied that Management was taking action to improve Fund performance and to meet the Board’s performance objective.

COMPARATIVE EXPENSES. The Board considered expense comparison data for the Delaware Investments® Family of Funds. Management provided the Board with information on pricing levels and fee structures for the Fund as of its most recently completed fiscal year. The Board also focused on the comparative analysis of effective management fees and total expense ratios of the Fund versus effective management fees and expense ratios of a group of similar funds as selected by Lipper (the “Expense Group”). In reviewing comparative costs, the Fund’s contractual management fee and the actual management fee incurred by the Fund were compared with the contractual management fees (assuming all funds in the Expense Group were similar in size to the Fund) and actual management fees (as reported by each fund) within the Expense Group, taking into account any applicable breakpoints and fee waivers. The Fund’s total expenses were also compared with those of its Expense Group. The Lipper total expenses, for comparative consistency, were shown by Lipper for Class A shares and comparative total expenses including 12b-1 and non 12b-1 service fees. The Board considered fees paid to Delaware Investments for non-management services. The Board’s objective is to limit the Fund’s total expense ratio to be competitive with that of the Expense Group. The following paragraph summarizes the expense results for the Fund and the Board’s view of such expenses.

The expense comparisons for the Fund showed that its actual management fee was in the quartile with the second highest expenses of its Expense Group and its total expenses were in the quartile with the second lowest expenses of its Expense Group. The Board was satisfied with the total expenses of the Fund in comparison to those of its Expense Group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board considered the level of profits realized by Delaware Investments in connection with the operation of the Fund. In this respect, the Board reviewed the Investment Management Profitability Analysis that addressed the overall profitability of Delaware Investments’ business in providing management and other services to each of the individual funds and the Delaware Investments Family of Funds as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. Management stated that the level of profits of Delaware Investments, to a certain extent, reflects recent operational cost savings and efficiencies initiated by Delaware Investments. The Board considered Delaware Investments’ efforts to improve services

Other Fund information (Unaudited)
Delaware Limited-Term Diversified Income Fund

provided to fund shareholders and to meet additional regulatory and compliance requirements resulting from recent industry-wide Securities and Exchange Commission initiatives. The Board also considered the extent to which Delaware Investments might derive ancillary benefits from fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Delaware Investments® Family of Funds and the benefits from allocation of fund brokerage to improve trading efficiencies. The Board found that the management fees were reasonable in light of the services rendered and the level of profitability of Delaware Investments.

ECONOMIES OF SCALE. The Trustees considered whether economies of scale are realized by Delaware Investments as the Fund’s assets increase and the extent to which any economies of scale are reflected in the level of management fees charged. The Trustees reviewed the standardized advisory fee pricing and structure, approved by the Board and shareholders, which includes breakpoints. Breakpoints in the advisory fee occur when the advisory fee rate is reduced on assets in excess of specified levels. Breakpoints result in a lower advisory fee than would otherwise be the case on all assets when the asset levels specified are exceeded. The Board noted that the fee under the Fund’s management contract fell within the standard structure. The Board also noted that the Fund’s assets exceeded the second breakpoint level. The Board believed that, given the extent to which economics of scale might be realized by the advisor and its affiliates, the schedule of fees under the Investment Management Agreement provides a sharing of benefits with the Fund and its shareholders.

TAX INFORMATION.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended Dec. 31, 2013, the Fund reports distributions paid during the year as follows:

(A) Return of Capital (Tax-Basis)	100.00%

(A) is based on a percentage of the Fund’s total distributions.

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Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

A mutual fund is governed by a Board of Trustees/Directors (“Trustees”), which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor, and others who perform services for the fund. The independent fund trustees, in particular, are advocates

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Interested Trustees
Patrick P. Coyne[1]	Chairman, President,	Chairman and Trustee
2005 Market Street	Chief Executive Officer,	since August 16, 2006
Philadelphia, PA 19103	and Trustee
April 1963
President and
Chief Executive Officer
since August 1, 2006
Independent Trustees
Thomas L. Bennett	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
October 1947
Joseph W. Chow	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
January 1953

John A. Fry	Trustee	Since January 2001
2005 Market Street
Philadelphia, PA 19103
May 1960

Anthony D. Knerr	Trustee	Since April 1990
2005 Market Street
Philadelphia, PA 19103
December 1938

[1]	Patrick P. Coyne is considered to be an “Interested Trustee“ because he is an executive officer of the Fund’s(s’) investment advisor.

for shareholder interests. Each trustee has served in that capacity since he or she was elected to or appointed to the Board of Trustees, and will continue to serve until his or her retirement or the election of a new trustee in his or her place. The following is a list of the Trustees and Officers with certain background and related information.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Patrick P. Coyne has served in	70	Director and Audit
various executive capacities		Committee Member
at different times at		Kaydon Corp.
Delaware Investments.[2]
		Board of Governors Member
		Investment Company
		Institute (ICI)

Private Investor	70	Director
(March 2004–Present)		Bryn Mawr Bank Corp. (BMTC)
		(2007–2011)

Executive Vice President	70	Director and Audit Committee
(Emerging Economies		Member — Hercules
Strategies,		Technology Growth
Risk and Corporate Adminis-		Capital, Inc.
tration)
State Street Corporation
(July 2004–March 2011)
President	70	Director — Hershey Trust
Drexel University
(August 2010–Present)		Director and Audit
		Committee Member
President		Community Health Systems
Franklin & Marshall College
(July 2002–July 2010)
Managing Director	70	None
AKA Strategy
(Strategic Consulting)
(1990–Present)

[2]	Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent.

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Lucinda S. Landreth	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
June 1947
Frances A. Sevilla-Sacasa	Trustee	Since September 2011
2005 Market Street
Philadelphia, PA 19103
January 1956

Thomas K. Whitford	Trustee	Since January 2013
2005 Market Street
Philadelphia, PA 19103
March 1956

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Private Investor	70	None
(2004–Present)

Chief Executive Officer —	70	Trust Manager and
Banco Itaú Europa		Audit Committee
International		Member — Camden
(April 2012–Present)		Property Trust

Executive Advisor to Dean
(August 2011–March 2012) and Interim Dean
(January 2011–July 2011) —
University of Miami School of
Business Administration

President — U.S. Trust,
Bank of America Private
Wealth Management
(Private Banking)
(July 2007–December 2008)
Vice Chairman	70	None
(2010–April 2013)
Chief Administrative
Officer (2008–2010) and Executive Vice
President and Chief
Administrative Officer
(2007–2009) —
PNC Financial
Services Group

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Independent Trustees (continued)
Janet L. Yeomans	Trustee	Since April 1999
2005 Market Street
Philadelphia, PA 19103
July 1948

J. Richard Zecher	Trustee	Since March 2005
2005 Market Street
Philadelphia, PA 19103
July 1940

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

Vice President and Treasurer	70	Director, Audit
(January 2006–July 2012)		Committee Member and
Vice President — Mergers &		Investment Committee
Acquisitions		Member
(January 2003–January 2006),		Okabena Company
and
Vice President and Treasurer		Chair — 3M
(July 1995–January 2003)		Investment Management
3M Corporation		Company
(2005–2012)
Founder	70	Director and Compensation
Investor Analytics		Committee Member
(Risk Management)		Investor Analytics
(May 1999–Present)
Director — P/E Investments
Founder
P/E Investments
(Hedge Fund)
(September 1996–Present)

Board of trustees/directors and officers addendum
Delaware Investments® Family of Funds

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served
Officers
David F. Connor	Senior Vice President,	Senior Vice President,
2005 Market Street	Deputy General	Deputy General Counsel
Philadelphia, PA 19103	Counsel, and Secretary	since May 2013;
December 1963		Vice President, Deputy
General Counsel
September 2000–
May 2013; Secretary since
October 2005
Daniel V. Geatens	Vice President	Treasurer since October 2007
2005 Market Street	and Treasurer
Philadelphia, PA 19103
October 1972
David P. O’Connor	Executive Vice President,	Executive Vice President
2005 Market Street	General Counsel	since February 2012;
Philadelphia, PA 19103	and Chief Legal Officer	Senior Vice President
February 1966		October 2005–
February 2012;
General Counsel and
Chief Legal Officer
since October 2005
Richard Salus	Senior Vice President	Chief Financial Officer
2005 Market Street	and Chief Financial Officer	since November 2006
Philadelphia, PA 19103
October 1963

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800 523-1918.

Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer

David F. Connor has served as	70	None[3]
Deputy General Counsel of
Delaware Investments since 2000.

Daniel V. Geatens has served	70	None[3]
in various capacities at different times at
Delaware Investments.
David P. O’Connor has served	70	None[3]
in various executive and legal capacities at different times at Delaware Investments.

Richard Salus has served in	70	None[3]
various executive capacities at different times at
Delaware Investments.

[3]	David F. Connor, Daniel V. Geatens, David P. O’Connor, and Richard Salus serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

About the organization

Board of trustees

Patrick P. Coyne	Joseph W. Chow	Lucinda S. Landreth	Thomas K. Whitford
Chairman, President, and Chief Executive Officer Delaware Investments® Family of Funds Philadelphia, PA Thomas L. Bennett Private Investor Rosemont, PA	Former Executive Vice President State Street Corporation Brookline, MA	Former Chief Investment Officer Assurant, Inc. Philadelphia, PA Frances A. Sevilla-Sacasa Chief Executive Officer Banco Itaú Europa International Miami, FL	Former Vice Chairman PNC Financial Services Group Pittsburgh, PA
	John A. Fry		Janet L. Yeomans Former Vice President and Treasurer 3M Corporation St. Paul, MN J. Richard Zecher Founder Investor Analytics Scottsdale, AZ
President
Drexel University
Philadelphia, PA
Anthony D. Knerr Founder and Managing Director AKA Strategy New York, NY

Affiliated officers

David F. Connor	Daniel V. Geatens	David P. O’Connor	Richard Salus
Senior Vice President,	Vice President and	Executive Vice President,	Senior Vice President and
Deputy General Counsel,	Treasurer	General Counsel,	Chief Financial Officer
and Secretary	Delaware Investments	and Chief Legal Officer	Delaware Investments
Delaware Investments	Family of Funds	Delaware Investments	Family of Funds
Family of Funds	Philadelphia, PA	Family of Funds	Philadelphia, PA
Philadelphia, PA		Philadelphia, PA

This annual report is for the information of Delaware Limited-Term Diversified Income Fund shareholders, but it may be used with prospective investors when preceded or accompanied by the Delaware Investments Fund fact sheet for the most recently completed calendar quarter. These documents are available at delawareinvestments.com.

Delaware Investments is the marketing name of Delaware Management Holdings, Inc. and its subsidiaries.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities and the Fund’s Schedule of Investments are available without charge on the Fund’s website at delawareinvestments.com. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund’s website at delawareinvestments.com; and (ii) on the SEC’s website at sec.gov.

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Item 2. Code of Ethics

     The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Delaware Investments Internet Web site at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

     The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

     a. An understanding of generally accepted accounting principles and financial statements;

     b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

     c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

     d. An understanding of internal controls and procedures for financial reporting; and

     e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

     a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

     b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

     c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

     d. Other relevant experience.

     The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

     The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

     Frances A. Sevilla-Sacasa
     Janet L. Yeomans

Item 4. Principal Accountant Fees and Services

     (a) Audit fees.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $35,435 for the fiscal year ended December 31, 2013.

     The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $85,270 for the fiscal year ended December 31, 2012.

     (b) Audit-related fees.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $618,000 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $685,000 for the registrant’s fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

     (c) Tax fees.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $4,850 for the fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $17,250 for the fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

     The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012.

     (d) All other fees.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2013.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2013. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended December 31, 2012.

     The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended December 31, 2012. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

     (e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $40,000 per Fund
Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate
Audit-Related Services
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

     Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

     The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $7,732,970 and $10,528,331 for the registrant’s fiscal years ended December 31, 2013 and December 31, 2012, respectively.

     (h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

     Not applicable.

Item 6. Investments

     (a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

     (b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

     Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

     Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

     Not applicable.

Item 11. Controls and Procedures

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant’s fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) (1) Code of Ethics

         Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

DELAWARE GROUP® LIMITED-TERM GOVERNMENT FUNDS

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ PATRICK P. COYNE
By:	Patrick P. Coyne
Title:	Chief Executive Officer
Date:	March 3, 2014

/s/ RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	March 3, 2014